Highland Energy MLP Fund

Prospectus

February 1, 2014

	Class A	Class C	Class R	Class Y

Highland Energy MLP Fund	HEFAX	HEFCX	HEFRX	HEFYX

Although these securities have been registered with the Securities and Exchange Commission (“SEC”), the SEC has not approved or disapproved any shares offered in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Not FDIC Insured

May Lose Value

No Bank Guarantee

Highland Energy MLP Fund

Investment Objective

The investment objective of Highland Energy MLP Fund (the “Fund”) is to provide investors with current income and capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Highland Funds II equity funds and/or asset allocation funds, or at least $100,000 in other Highland Funds II fixed income funds. More information about these and other discounts is available from your financial professional and in the “Reduced Sales Charges for Class A Shares” section on page 33 of the Fund’s Prospectus and the “Programs for Reducing or Eliminating Sales Charges” section on page 38 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the net asset value at the time of purchase or redemption, whichever is lower)	None	1.00% (1)	None	None
Exchange Fee (as % of amount exchanged within two months or less after date of purchase)	None	None	None	None
Redemption Fee (as % of amount redeemed within two months or less after date of purchase)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R	Class Y
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.35%	1.00%	0.50%	None
Other Expenses(2)	10.37%	10.37%	10.37%	10.37%
Total Annual Fund Operating Expenses	11.72%	12.37%	11.87%	11.37%
Expense Reimbursement(3)	10.27%	10.27%	10.27%	10.27%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.45%	2.10%	1.60%	1.10%

(1)	The contingent deferred sales charge (“CDSC”) on Class C Shares is 1.00% for redemption of shares within the first year of purchase. There is no CDSC on Class C Shares thereafter.

(2)

“Other Expenses” reflect the expected class level expenses for the current fiscal year. “Other Expenses” does not reflect deferred and current income tax liability, if any, incurred by the Fund. The Fund accrues deferred income tax liability for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. The Fund’s accrued deferred tax liability is reflected each day in the Fund’s net asset value per share. The Fund’s current and deferred tax liability, if any, depends upon the Fund’s net investment gains and losses and realized and unrealized gains and losses on investments and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Actual income tax expense, if any, will be incurred over many years, depending on if and when investment gains and losses are realized, the then-current basis of the Fund’s assets and other factors. See “Net Asset Value” in the Fund’s prospectus.

(3)

Highland Capital Management Fund Advisors, L.P. (the “Adviser”) has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, taxes, such as deferred tax expenses, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to 1.10% of average daily net assets attributable to any class of the Fund (the “Expense Cap”). The Expense Cap will continue through at least January 31, 2015, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees. The Trust, on behalf of the Fund, has contractually agreed to pay the Adviser all amounts previously paid, waived or reimbursed by the Adviser with respect to the Fund pursuant to the Expense Cap, provided that the amount of such additional payment in any year, together with all other expenses of the Fund, in the aggregate, would not cause the Fund’s total annual operating expenses in any such year to exceed the amount of the Expense Cap, or any other agreed upon expense limitation for that year, and provided further that no additional payments by the Trust will be made with respect to amounts paid, waived or reimbursed by the Adviser more than 36 months after the date the Fund accrues a liability with respect to such amounts paid, waived or reimbursed by the Adviser. The Adviser may not recoup any amounts previously paid, waived or reimbursed under the Expense Cap before payment of the Fund’s operating expenses for the year in which the Adviser intends to recoup such amounts.

Expense Example

This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) operating expenses remain the same. Only the first year of each period in the Example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class A	$714	$2,850	$4,709	$8,368

Class C:

if you did not sell your shares	$213	$2,575	$4,601	$8,496

if you sold all your shares at the end of the period	$313	$2,575	$4,601	$8,496

Class R	$163	$2,452	$4,437	$8,323

Class Y	$112	$2,327	$4,269	$8,140
*	After reimbursement.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may increase the tax liability of the Fund. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 177% of the average value of its portfolio.

Principal Investment Strategies

Effective February 1, 2013, the Fund revised its investment strategy to focus on master limited partnership (“MLP”) investments. Under normal market conditions, the Fund seeks to achieve its objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of MLPs investments, as defined below. MLPs typically are characterized as “publicly traded partnerships” that qualify to be treated as partnerships for U.S. federal income tax purposes and are principally engaged in one or more aspects of the exploration, production, processing, transmission, marketing, storage or delivery of energy-related commodities, such as natural gas, natural gas liquids, coal, crude oil or refined petroleum products (collectively, the energy industry). The Fund’s MLP investments include investments that offer economic exposure to public MLPs in the form of common or subordinated units issued by MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, debt securities of MLPs, and securities that are derivatives of interests in MLPs, including I-Shares, and derivative instruments in which the Fund may invest that have economic characteristics of MLP securities. Certain of the benefits Fund shareholders are expected to derive from the Fund’s MLP investments depend largely on the MLPs’ treatment as partnerships for U.S. federal income tax purposes. See “MLP Tax Risk” below for additional details.

After the Fund implemented its revised strategy to concentrate in MLP investments, retroactive to the beginning of the Fund’s taxable year that began on October 1, 2012 and ended on September 30, 2013, the Fund was no longer eligible for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Beginning in that taxable year, the Fund has invested and anticipates continuing to invest directly in MLPs in sufficient measure not to qualify as a regulated investment company under the Code. Accordingly, the Fund has been and expected to be treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. As a result, the Fund is subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (generally at a rate of 35%) as well as state and local income taxes. Based on a review of the historic results of the types of MLPs in which the Fund invests, Highland Capital Management, L.P. (“HCM”), sub-adviser of the Fund, currently expects that, at least in the early years of the Fund’s life, the cash distributions it receives with respect to its investments in equity securities of MLPs will typically exceed the net taxable income allocated to the Fund from such MLPs, due to a variety of factors, including significant non-cash deductions such as depreciation and depletion. Any such excess in a taxable year is not treated as income to the Fund, but rather as a tax-deferred return of capital to the Fund for U.S. federal income tax purposes, to the extent of the Fund’s basis in the MLP securities. Distributions the Fund receives from a MLP that exceed the Fund’s basis in the securities of that MLP are treated as taxable income or gains in the Fund’s hands. Thus, HCM expects that the Fund would experience relatively more tax deferral (and thus lower corporate income tax expense) during the early years of the Fund’s operations than during its later years. See “Taxation” in this Prospectus for additional details, including information on the taxation of Fund shareholders on distributions from the Fund or on redemption of Fund shares.

In addition, the Fund may invest up to 20% of the value of its total assets in a wide variety of securities and financial instruments, of all kinds and descriptions, that are not MLP investments, such as equity securities, equity-linked securities, fixed income securities (including “junk bonds”), and money market securities. The Fund may invest without limitation in Exchange

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Traded Funds (“ETFs”) and may invest up to 20% of the value of its total assets in ETFs that do not provide exposure to MLPs. The Fund may invest in securities of issuers of any market capitalization. The Fund may invest in securities of any credit quality.

The Fund may invest in securities of non-U.S. issuers, which may include, without limitation, emerging market issuers. Such securities may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units (such as the Euro). At times, the Fund intends to hedge currency exposure resulting from investments denominated in non U.S. currencies.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, primarily options and foreign currency transactions (e.g., foreign currency swaps, futures, and forwards), as tools in the management of portfolio assets. The Fund may also use such derivatives to hedge various investments for risk management and for speculative purposes.

The Fund may borrow an amount up to 33 1/3% (or such other percentage permitted by law) of its total assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may borrow for investment purposes, to meet redemption requests and for temporary, extraordinary or emergency purposes. The use of borrowing for investment purposes (i.e., leverage) increases both investment opportunity and investment risk. However, the Fund has no present intention to use borrowing for investment purposes.

The Fund’s investment strategy utilizes the analytical models of HCM to evaluate potential investments. In selecting investments for the Fund, HCM typically focuses on MLP issuers that it believes: (i) have stable cash flows and pay regular distributions; (ii) have potential for long-term distribution growth; (iii) may be subject to a value catalyst, such as industry developments, regulatory changes, changes in management, acquisitions, sale or spin-off of a division; (iv) are well-managed;(v) will benefit from favorable demand and supply dynamics for its products and services; (vi) are best in class; and/or (vii) are underappreciated by market analysts. HCM will typically focus on companies that are exhibiting one or more of these indicators. Technical analysis may also be used to help in the decision making process.

HCM may sell short securities of a company that it believes: (i) is overvalued relative to normalized business and industry fundamentals or to the expected growth that HCM believes the company will achieve; (ii) has a weak competitive position relative to peers; (iii) engages in questionable accounting practices; (iv) shows declining cash flow and/or liquidity; (v) has distribution estimates that HCM believes are too high; (vi) has weak competitive barriers to entry; (vii) suffers from deteriorating industry and/or business fundamentals; (viii) has a weak management team; (ix) will see multiple contraction; (x) is not adapting to changes in technological, regulatory or competitive environments; or (xi) provides a hedge against the Fund’s long exposure, such as a broad based market ETF. Technical analysis may be used to help in the decision making process. The Fund may engage in short sales that are not made “against-the-box,” which means that the Fund may sell short securities even when they are not actually owned or offset at all times during the period the short position is open. Short sales that are not made “against-the-box” could result in unlimited loss.

HCM generates investment ideas from a variety of different sources. These include, but are not limited to, screening software that analyzes both fundamental and technical factors, industry contacts, consultants, company press releases, company conference calls, conversations with company management teams, buy-side contacts, sell-side contacts, brokers, third-party research, independent research of financial and corporate information, third-party research databases, and news services. HCM will make investment decisions based on its analysis of the security’s value, and will also take into account its view of macroeconomic conditions and industry trends. HCM will make investments without regard to a company’s level of capitalization. HCM is an affiliated of the Adviser.

The Fund is non-diversified as defined in the Investment Company Act of 1940, as amended, (the “1940 Act”). The Fund is not intended to be a complete investment program.

Principal Risks

When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its investment objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.

It is possible to lose money on an investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

Industry Concentration Risk is the risk that the Fund may be particularly susceptible to economic, political or regulatory events affecting those industries in which the Fund focuses its investments. Because the Fund normally invests at least 80% of the value of its assets in MLP investments, the Fund’s performance largely depends on the overall condition of these industries and the Fund is susceptible to economic, political and regulatory risks or other occurrences associated with these industries.

MLP Risk is the risk of investing in MLP units, which involves some risks that differ from an investment in the equity securities of a company. The Fund intends to invest substantially in MLP units. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of units issued by a MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. Investments in MLP units also present special tax risks. See “MLP Tax Risk” below.

MLP Tax Risk is the risk that the MLPs in which the Fund invests will fail to be treated as partnerships for U.S. federal income tax purposes. The Fund’s ability to meet its investment objective will depend, in large measure, on the level of dividends, distributions or income it receives from the MLPs in which it invests and on the MLPs’ continued treatment as partnerships for U.S. federal income tax purposes. If a MLP does not meet current legal requirements to maintain its partnership status, or if it is unable to do so because of tax or other law changes, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay U.S. federal income tax (as well as state and local taxes) at the entity level on its taxable income and distributions received by the Fund would be taxable to the Fund as dividend income to the extent of the MLP’s current and accumulated earnings and profits for federal tax purposes. The classification of a MLP as a corporation for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for distribution by the MLP and the value of the Fund’s investment in any such MLP. As a result, the value of the Fund’s shares and the cash available for distribution to Fund shareholders could be materially reduced.

Fund-Related Tax Risks are tax risks related to an investment in the Fund, including, but not limited to:

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C Corporation Structure Tax Risks. Unlike most mutual funds, the Fund is not entitled to pass-through tax treatment as a regulated investment company. The Fund has invested and anticipates continuing to invest directly in in MLPs in sufficient measure not to qualify as a regulated investment company. Instead, the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally will be subject to U.S. federal income tax on its investment income and gains at the rates applicable to corporations as well as state and local taxes. Based on a review of the historic results of the types of MLPs in which the Fund invests, HCM currently expects that, at least in the early years of the Fund’s life, the cash distributions it receives with respect to its investments in equity securities of MLPs will typically exceed the taxable income allocated to the Fund from such MLPs, due to a variety of factors, including significant non-cash deductions such as depreciation and depletion. Any such excess in a taxable year is not treated as income to the Fund, but rather as a tax-deferred return of capital to the Fund for U.S. federal income tax purposes, to the extent of the Fund’s basis in the MLP securities. Distributions the Fund receives from a MLP that exceed the Fund’s basis in the securities of that MLP are treated as taxable income or gains in the Fund’s hands. Thus, HCM expects that the Fund would experience relatively more tax deferral (and thus lower corporate income tax expense) during the early years of the Fund’s operations than during its later years.

The Fund’s receipt of return-of-capital distributions from MLPs also causes the Fund’s taxable income or gains to be higher, or losses to be lower, upon the ultimate sale of the MLP security by the Fund, and may cause taxable income or gains to be higher upon receipt of subsequent distributions from the MLP security by the Fund in later periods. The Fund’s corporate income tax liability may be materially affected by, and may fluctuate materially from year to year depending on, a number of factors relating to the Fund and/or its MLP or other investments, including the length of time the Fund has owned the MLP equity securities in its portfolio and the extent to which the Fund disposes of MLP equity securities during a particular year, including, if necessary, to meet Fund shareholder redemption requests.

The Fund’s tax liability each year will not be finally known until the Fund completes its annual tax return. The Fund’s tax estimates could vary substantially from the actual liability and therefore the final determination of the Fund’s actual tax liability may have a material impact on the Fund’s net asset value. See “Calculation of NAV Risk” below. The payment of any corporate income taxes imposed on the Fund decreases the value of the Fund’s shares and the amount of cash available for distribution to shareholders.

Due to the tax treatment of the Fund’s allocations and distributions from MLPs, as described above, HCM currently expects that a significant portion of the Fund’s distributions to shareholders will typically be treated as a return of capital in the hands of shareholders for U.S. federal income tax purposes (i.e., as distributions in excess of the Fund’s current and accumulated earnings and profits) and thus would not be subject U.S. federal income tax to the extent of the shareholder’s basis in its Fund shares. However, no assurance can be given in this regard and the extent to which the Fund is able to make return of capital distributions can vary materially from year to year.

•

Calculation of Net Asset Value (“NAV”) Risk. In calculating the Fund’s daily net asset value in accordance with generally accepted accounting principles, the Fund accounts for its deferred tax liability and/or asset balances. The Fund accrues a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (generally at a rate of 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating income or gains. Any deferred tax liability balance reduces the Fund’s net asset value. Upon the Fund’s sale of a portfolio security, the Fund may be liable for previously deferred taxes. If the Fund is required to sell portfolio securities to meet redemption requests, the Fund may recognize income and gains for U.S. federal, state and local income tax purposes, which increases the Fund’s liability for corporate income taxes.

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The Fund accrues a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses, capital loss carryforwards and unrealized losses. Any deferred tax asset balance increases the Fund’s net asset value. To the extent the Fund has a deferred tax asset balance, the Fund assesses whether a valuation allowance, which would offset the value of some or all of the Fund’s deferred tax asset balance, is required, considering all positive and negative evidence related to the realization of the Fund’s deferred tax asset. The Fund assesses whether a valuation allowance is required to offset some or all of any deferred tax asset balance in connection with the calculation of the Fund’s daily net asset value; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund’s daily net asset value, the application of such final valuation allowance could have a material impact on the Fund’s net asset value. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available. Such modifications, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating and capital losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s net asset value per share, which could be material.

•

Tax Law Changes Risk. Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect the Fund or its MLPs or other investments, and could adversely affect the Fund and its shareholders. In some cases, such changes could have retroactive effect.

•	A sustained reduced demand for crude oil, natural gas and refined petroleum products that could adversely affect MLP revenues and cash flows.

•	Changes in the regulatory environment could adversely affect the profitability of MLPs.

Counterparty Risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Risk is the risk that the issuers of certain securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the net asset value (“NAV”) of the Fund.

Currency Risk is the risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

Debt Securities Risk is the risk associated with the fact that the value of debt securities typically changes in response to various factors, including, by way of example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. During periods of rising interest rates, debt securities generally decline in value. Conversely, during periods of falling interest rates, debt securities generally rise in value. This kind of market risk is generally greater for funds investing in debt securities with longer maturities.

Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Emerging Markets Risk is the risk of investing in securities of issuers tied economically to emerging markets, which entails all of the risks of investing in securities of non-U.S. issuers detailed below under “Non-U.S. Securities Risk” to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Equity Securities Risk is the risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

Exchange-Traded Funds Risk is the risk that the price movement of an ETF may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Hedging Risk is the risk that, although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.

Illiquid Securities Risk is the risk that the Adviser may not be able to sell illiquid securities at the price it would like or may have to sell them at a loss. Securities of

non-U.S. issuers, and emerging markets securities in particular, are subject to greater liquidity risk.

Industry Specific Risk is the risk that the MLPs in which the Fund invests will be impacted by risks specific to the industry MLPs serve, including the following:

•	Fluctuations in commodity prices may impact the volume of commodities transported, processed, stored or distributed.
•	Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of an MLP.
•	Slowdowns in new construction and acquisitions can limit growth potential.
•	A sustained reduced demand for crude oil, natural gas and refined petroleum products that could adversely affect MLP revenues and cash flows.
•	Depletion of the natural gas reserves or other commodities if not replaced, which could impact an MLP’s ability to make distributions.
•	Changes in the regulatory environment could adversely affect the profitability of MLPs.
•	Extreme weather and environmental hazards could impact the value of MLP securities.
•	Rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities.
•	Threats of attack by terrorists on energy assets could impact the market for MLPs.

Interest Rate Risk is the risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Legislation Risk is the risk that to the extent that state, federal or international regulators impose additional requirements or restrictions with respect to MLPs, the availability of MLP investments may be adversely affected.

Leverage Risk is the risk associated with the use of leverage for investment purposes to create opportunities for greater total returns. Any investment income or gains earned with respect to the amounts borrowed that are in excess of the interest that is due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s shares may decrease more quickly than would otherwise be the case. Interest payments and fees incurred in connection with such

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borrowings will reduce the amount of net income available for payment to Fund shareholders.

Limited Information Risk is the risk associated with the fact that the types of senior loans (“Senior Loans”) in which the Fund will invest historically may not have been rated by a NRSRO, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange-listed securities. As a result, the performance of the Fund and its ability to meet its investment objective is more dependent on the analytical ability of the Adviser or Sub-Adviser, as applicable, than would be the case for an investment company that invests primarily in rated, registered or exchange-listed securities.

Management Risk is the risk associated with the Adviser’s or Sub-Adviser’s ability to achieve the Fund’s investment objective. The Adviser or Sub-Adviser may be incorrect in its assessment of the intrinsic value of the securities the Fund holds, which may result in a decline in the value of Fund shares and failure to achieve its investment objective.

Mid-Cap Company Risk is the risk that investing in securities of mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

Non-Diversification Risk is the risk that an investment in the Fund could fluctuate in value more than an investment in a diversified fund. As a non-diversified fund for purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund.

Non-Payment Risk is the risk of non-payment of scheduled interest and/or principal with respect to debt securities. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the NAV of the Fund.

Non-U.S. Securities Risk is the risk associated with investing in non-U.S. issuers. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding taxes on interest, dividends, capital gains or other income. Those taxes will reduce the Fund’s yield on any such securities. See the “Taxation” section below.

Portfolio Turnover Risk is the risk that the Fund’s high portfolio turnover will increase the Fund’s transaction costs and may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance. During the last fiscal year, the Fund experienced a high portfolio turnover.

Prepayment Risk is the risk that during periods of falling interest rates, issuers of debt securities may repay higher rate securities before their maturity dates. This may cause the Fund to lose potential price appreciation and to be forced to reinvest the unanticipated proceeds at lower interest rates. This may adversely affect the NAV of the Fund’s shares.

Restricted Securities Risk is the risk that the Adviser may not be able to sell restricted securities, such as securities issued pursuant to Rule 144A of the Securities Act of 1933, at the price it would like or may have to sell them at a loss.

Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously, although equity securities generally have greater price volatility than fixed income securities. Many factors can affect this value and you may lose money by investing in the Fund.

Senior Loans Risk is the risk associated with Senior Loans, which is similar to the risk associated with below investment grade securities. Senior Loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates. The Fund’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. The secondary market for loans is generally less liquid than the market for higher grade debt. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a loan, and could adversely affect the NAV of the Fund’s shares. The volume and frequency of secondary market trading in such loans varies significantly over time and among loans.

Short Sales Risk is the risk of loss associated with any appreciation on the price of a security borrowed in connection with a short sale. The Fund may engage in short sales that are not made “against-the-box,” which means that the Fund may sell short securities even when they are not actually owned or otherwise covered at all times during the period the short position is open. Short sales that are not made “against-the-box” theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase.

Small-Cap Company Risk is the risk that investing in the securities of small-cap companies either directly or indirectly through investments in ETFs, closed end funds or mutual funds (the “Underlying Funds”) may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.

Performance

The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares for each full calendar year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. The Fund’s performance reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Both the chart and the table assume the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of applicable sales charges for Class A Shares. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns of Class C, Class R and Class Y Shares would have substantially similar returns as Class A because the classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes have different expenses. Updated performance information is available by visiting www.highlandfunds.com/Funds---Performance or by calling 1-877-665-1287.

Annual Total Returns

The bar chart shows the performance of the Fund’s Class A shares as of December 31.

The highest calendar quarter total return for Class A Shares of the Fund was 7.54% for the quarter ended September 30, 2012 and the lowest calendar quarter total return was -0.55% for the quarter ended December 31, 2012. The Fund’s year-to-date total return for Class A Shares through December 31, 2013 was 16.18%.

Average Annual Total Returns(1)

(For the periods ended December 31, 2013)

	1 Year	Since Inception (12/01/11)
Class A
Return Before Taxes	9.47%	9.19%
Return After Taxes on Distributions	13.42%	9.02%
Return After Taxes on Distributions and Redemptions	10.29%	8.36%
Return Before Taxes
Class C	14.45%	11.63%
Class R	16.07%	12.20%
Class Y	16.57%	12.83%
Alerian MLP Index (reflects no deduction for fees, expenses or taxes)	27.58%	18.09%

(1) Effective February 1, 2013, the Fund revised its investment strategy to focus on MLP investments. Returns through September 30, 2012 reflect the Fund’s treatment as a regulated investment company under the Code. Returns after September 30, 2012 reflect the Fund’s treatment as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. As a result, returns after September 30, 2012 generally will be reduced by the amount of entity-level income taxes paid by the Fund as a regular corporation and thus will not necessarily be comparable to returns reported while the Fund still qualified as a regulated investment company.

After-tax returns in the table above are shown for Class A Shares only and after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For example, after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred

9

arrangements, such as 401(k) plans or individual retirement accounts.

Portfolio Management

Highland Capital Management Fund Advisors, L.P. (the “Adviser”) serves as the investment adviser to the Fund and Highland Capital Management, L.P., an affiliate of the Adviser, serves as the sub-adviser (the “Sub-Adviser”) to the Fund. The primary individual portfolio managers for the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Title with Sub-Adviser
Matthew Gray	Since February 2013	Director
Jon Poglitsch	Since March 2013	Director

Purchase and Sale of Fund Shares

Purchase minimum (for Class A and Class C Shares) (reduced for certain accounts)

	By mail	By wire	Automatic
Initial Investment	$500	$1,000	$25
Subsequent Investments	$100	$1,000	$25
There is no program asset size or minimum investment requirements for initial and subsequent purchases of shares by eligible omnibus account investors.
Purchase minimum (for Class R and Class Y Shares) (eligible investors only)
	Class R	Class Y
Initial Investment	None	$1 million*
Subsequent Investments	None	None
* The $1 million minimum initial investment requirement only applies to eligible institutional investors purchasing shares for their own account directly from the Fund.

Class R and Class Y Shares are available to investors who invest through programs or platforms maintained by an authorized financial intermediary. There is no minimum investment for purchases of shares by such eligible investors.

Individual investors that invest directly with the Fund are not eligible to invest in Class R or Class Y Shares.

You may purchase shares of the Fund by mail, bank wire, electronic funds transfer or by telephone after you have opened an account with the Fund. You may obtain an account application from your financial intermediary, from the Fund by calling 1-877-665-1287 or from the Fund’s website at www.highlandfunds.com/Tools/Forms.

In general, you may sell (redeem) all or part of your Fund shares on any business day through the following options:

•	Through your Financial Intermediary

•	By writing to Highland Funds II — Highland Energy MLP Fund, PO Box 8656, Boston, Massachusetts 02266-8656 or

•	By calling Boston Financial Data Services, Inc. at 1-877-665-1287.

Financial intermediaries may independently charge fees for shareholder transactions or for advisory services. Please see their materials for details.

Tax Information

The Fund intends to make distributions that (i), to the extent of the Fund’s earnings and profits, will generally be taxable to you as ordinary income or (ii), to the extent in excess of the Fund’s earnings and profits, will generally be treated as a tax-free return of capital to you to the extent of your basis in your Fund shares and thereafter taxable to you as capital gain, in each case unless you are a tax-exempt investor or otherwise investing in the Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing in the Fund through a tax-advantaged arrangement, you may be taxed later upon withdrawals from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More on Strategies, Risks and Disclosure of Portfolio Holdings

Important Definitions

This section defines important terms that may be unfamiliar to an investor reading about the Fund.

Alerian MLP Index is a composite of the 50 most prominent energy master limited partnerships. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a price-return basis and on a total-return basis.

Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as commercial paper, credit card receivables, auto loans or home-equity loans.

Bank deposits are cash, checks or drafts deposited in a financial institution for credit to a customer’s account. Banks differentiate between demand deposits (checking accounts on which the customer may draw) and time deposits, which pay interest and have a specified maturity or require 30 days’ notice before withdrawal.

Cash includes bank deposits and highly rated, liquid short-term instruments, such as money market instruments. Certain of these instruments may be referred to as cash equivalents.

Commercial paper includes short-term debt securities issued by banks, corporations and other borrowers.

Common stock is a class of security representing equity ownership in a corporation. Holders of common stock have the right to elect directors and collect dividends. Common stock claims are subordinate to bondholder claims, preferred stockholders, and general creditors.

Convertible securities may be debt or equity securities that pay interest or dividends or are sold at a discount and that may be converted on specified terms into the stock of the issuer.

Debt securities are bonds and other securities that are used by issuers to borrow money from investors. Holders of debt securities have a higher priority claim to assets than do equity holders. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt securities, such as zero coupon obligations, are sold at a discount from their face values instead of paying interest.

Depositary receipts represent interests in an account at a bank or trust company which holds equity securities. These interests may include American Depositary Receipts (held at U.S. banks and traded in the United States), European Depositary Receipts, Global Depositary Receipts or other similar instruments.

Derivative instruments are instruments or contracts whose values are based on the performance of an underlying financial asset, currency or index and include futures contracts (on single stocks, on indices, currencies or bonds), options (on stocks, indices, currencies, futures contracts or bonds), forward currency transactions, swaps (including interest rate, currency, index and credit default swaps), interest only and principal only debt securities, certain mortgage-backed securities like collateralized mortgage obligations (CMOs), and structured and indexed securities.

Duration represents a mathematical calculation of the average life of a bond (or portfolio of bonds) based on cash flows that serves as a useful measure of the security’s sensitivity to changes in interest rates. Each year of duration approximates an expected one percent change in the bond’s price for every one percent change in the interest rate.

Emerging market securities include interests in or obligations of governments or entities located in an emerging market country. An emerging market country is any country having an economy and market that are (or would be) considered by the World Bank to be emerging or developing, or listed in the Morgan Stanley Capital International Emerging Markets Index. Emerging market countries are located in regions such as Asia, Latin America, the Middle East, Southern Europe, Eastern Europe (including the former republics of the Soviet Union and the Eastern Bloc) and Africa.

Equity securities may include common stocks, preferred securities, depositary receipts, convertible securities and rights and warrants of U.S. and foreign companies. Stocks represent an ownership interest in a corporation.

Exchange-Traded Funds (“ETFs”) are investment companies registered either as open-end investment companies or unit investment trusts (UITs). The majority of ETFs are passive funds that hold a portfolio of common stocks that is intended to track a particular index. They have the flexibility of trading like a security, are managed by professionals and may provide investors with diversification, cost and tax efficiency, liquidity and margin-ability. ETFs share many similar risks with open-end and closed-end funds.

Floating and variable rate instruments are securities with floating or variable rates of interest or dividend payments.

Foreign debt securities are issued by foreign corporations or governments. They may include the following:

•

Eurodollar Bonds, which are dollar denominated securities issued outside the U.S. by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions

•	Yankee Bonds, which are dollar denominated securities issued by foreign issuers in the U.S.

•	Debt securities denominated in currencies other than U.S. dollars

Foreign securities include interests in or obligations of governments or entities located outside the United States. The determination of where an issuer of a security is located will be made by reference to the country in which the issuer (a) is organized, (b) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed, (c) has at least 50% of its assets situated, (d) has the principal trading market for its securities, or (e) is assessed a non-U.S. risk rating by a recognized third-party rating agency. Foreign securities may be denominated in non-U.S. currencies and traded outside the United States or may be in the form of depositary receipts.

Forward currency transactions involve agreements to exchange one currency for another at a future date.

Futures contracts are agreements to buy or sell a specific amount of a commodity, financial instrument, currency or index at a particular price and future date. Options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

Growth investing involves buying stocks with above-average growth rates. Typically, growth stocks are the stocks of faster growing companies in more rapidly growing sectors of the economy. Generally, growth stock valuation levels will be higher than those of value stocks and the market averages. High yield securities are debt securities, preferred securities and convertible securities of corporations rated Ba through C by Moody’s or BB through D by S&P (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by portfolio management to be of similar quality. High yield securities include bonds rated below investment-grade, sometimes called “junk bonds,” and are considered speculative with respect to their capacity to pay interest and repay principal in accordance with their terms. High yield securities generally entail more credit risk than higher-rated securities. Illiquid investments are securities or other instruments that cannot be sold within seven days for a price approximately equal to the price at which the Fund has valued them. Illiquid investments may include repurchase agreements maturing in more than seven days, swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and segregated assets used to cover such options), participation interests in loans, and certain restricted securities.

Investment-grade debt securities are rated Baa or better by Moody’s and BBB or better by S&P (or comparably rated by another nationally recognized statistical rating organization), or, if not rated, are considered by portfolio management to be of similar quality to such securities. Securities rated in the fourth highest grade have some speculative elements.

Maturity represents the date on which a debt security matures or when the issuer must pay back the principal amount of the security.

Money market instruments are short-term debt securities of the U.S. Government, banks, corporations and other entities.

Mortgage-backed securities include securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), other government agencies and private issuers. They may also include collateralized mortgage obligations (CMOs), which are derivative instruments that are fully collateralized by a portfolio of mortgages or mortgage-related securities.

Municipal obligations are debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities that generally pay interest exempt from federal income taxes and, in some cases, from the federal alternative minimum taxes. They include: (i) municipal leases; (ii) participation interests in municipal obligations, which are proportionate, undivided interests in municipal obligations; (iii) municipal obligation components, which are municipal obligations that have been divided into two components (one component pays interest at a rate adjusted periodically through an auction process, the second pays the residual rate after the auction rate is deducted from total interest payable); (iv) custodial receipts on municipal obligations, which evidence ownership of future interest payments, principal payments, or both, on certain municipal obligations; (v) tender option bonds; and (vi) industrial development bonds.

Preferred securities are classes of stock that pay dividends at a specified rate. Dividends are paid on preferred stocks before they are paid on common stocks. In addition, preferred stockholders have priority over common stockholders as to the proceeds from the liquidation of a company’s assets.

Repurchase agreements (repos) are used to invest cash on a short-term basis. A seller (bank or broker-dealer) sells securities, usually government securities, to the Fund, agreeing to buy them back at a designated price and time — usually the next day.

Restricted securities (which include Rule 144A securities) may have contractual restrictions on resale, or cannot be sold publicly until registered. Certain restricted securities may be illiquid. Illiquid investments may be difficult or impossible to sell when the Fund wants to sell them at a price at which the Fund values them.

Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

Rule 144A securities are restricted securities that may be sold to certain institutional purchasers under Rule 144A under the Securities Act of 1933.

Structured and indexed securities are securities whose principal and/or interest rate is determined by reference to changes in the value of one or more specific currencies, interest rates, commodities, indices or other financial indicators, but do not include securities issued by other investment companies.

U.S. Government securities are securities that are issued or guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the U.S. Government, such as U.S. Treasury bills and notes and obligations of the Government National Mortgage Association (Ginnie Mae). Other U.S. Government securities are neither issued nor guaranteed by the full faith and credit of the U.S. Government, including those issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). All U.S. Government securities are considered highly creditworthy. Fannie Mae and Freddie Mac have been operating under a conservatorship since 2008, with the Federal Housing Finance Agency (FHFA) acting as their conservator, and receive certain financing support from and have access to certain borrowing arrangements with the U.S. Treasury. The status of these entities and the value of their securities and the securities which they guarantee could be affected to the extent the entities no longer receive such support to control their operations.

Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers and/or their prospects for growth. Generally, prices of value stocks are lower than those of growth stocks.

Variable rate securities, which include floating and variable rate instruments, are securities that carry interest rates that fluctuate or may be adjusted periodically to market rates. Interest rate adjustments could increase or decrease the income generated by the securities.

Warrants are securities that are usually issued together with a bond or preferred securities that permit the holder to buy a proportionate amount of common stock at a specified price that is usually higher than the stock price at the time of issue.

Weighted average maturity represents the length of time in days or years until the average security in a money market or income fund will mature or be redeemed by its issuer. The average maturity is weighted according to the dollar amounts invested in the various securities in the fund. This measure indicates a money market fund or an income fund’s sensitivity to changes in interest rates. In general, the longer a fund’s weighted average maturity, the more its share price will fluctuate in response to changing interest rates.

Zero coupon obligations are securities that pay no interest to their holders prior to maturity. Instead, interest is paid in a lump sum at maturity. They are purchased at a discount from par value, and generally are more volatile than other fixed income securities. The Fund will generally be required to accrue and pay income taxes on such interest during the term of the security, even though it will receive no cash payments until maturity.

Additional Information About Principal Investment Strategies

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) and on the Fund’s website (www.highlandfunds.com). In addition to the Fund’s principal investment strategies described earlier in this Prospectus, the Fund is permitted to use other securities, investment strategies and techniques in pursuit of its investment objective. The Fund is not under any obligation to use any of these techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the Fund to other risks and considerations, which, with respect to principal risks, are discussed later in this Prospectus and, with respect to non-principal risks, are discussed in the Fund’s SAI. Any reference to investments made by the Fund includes those that may be made both directly by the Fund and indirectly by the Fund (e.g., through derivatives and other pooled investment vehicles (including ETFs)).

Leveraged Investment Techniques and Short Positions: Subject to applicable regulations, the Fund may employ leverage for short-term purposes such as meeting redemption requests, but not for investment purposes. To the extent the Fund borrows money from a bank, it may be required to post cash and/or securities as collateral to cover the loan until such time as it is repaid.

If the Fund employs leverage or utilizes shorting in its investment strategy, it may have a market exposure which can range from 150% net long to 50% net short. Such extremes however, will be uncommon. Examples of leveraged investment techniques include: (i) borrowing up to one third of the Fund’s assets to purchase additional securities for the Fund; and (ii) buying Underlying Funds that are designed to have market exposure that may be inverse to a particular index or that is several times the market exposure of a particular index. The Fund may take a “short position” where the portfolio manager believes that the price of a security or value of an index will decline. The Fund may “short” a particular security by selling the security without owning it at the time of the sale, with the intent of later purchasing the security at a lower price. If the price of the security goes down, the short position will be profitable to the Fund. Conversely, if the price rises the short position will be unprofitable to the Fund. The Fund may also gain short exposure to an index by buying an Underlying Fund that has an inverse exposure to the index.

Cash and Temporary Defensive Positions: Under normal circumstances, the Fund may hold cash: (i) pending investment, (ii) for investment purposes, (iii) for cash management purposes, such as to meet redemptions or pay operating expenses, and (iv) during a restructuring. The Fund may equitize cash in order to gain general equity market exposure with respect to such holdings of cash.

The Fund may from time to time take temporary defensive positions when the portfolio manager believes that adverse market, economic, political or other conditions exist. In these circumstances, the portfolio manager may (x) without limit hold cash, or (y) restrict the securities markets in which the Fund’s assets are invested by investing those assets in securities markets deemed to be conservative in light of the Fund’s investment objective and strategies.

The Fund may utilize cash as an asset class to hedge the portfolio and reduce volatility.

In addition, the Fund may hold cash under circumstances where the liquidation of the Fund has been approved by the Trustees, and, therefore, investments in accordance with the Fund’s investment objective and policies would no longer be appropriate.

To the extent that the Fund holds cash, it may not achieve its investment objective.

The Fund, as stated in the summary section of this Prospectus, may change its 80% investment policy upon 60 days’ notice to shareholders.

Additional Information About Principal Risks

Like all mutual funds, investing in the Fund involves risk factors and special considerations. The Fund’s risk is defined primarily by its principal investment strategies, which are described earlier in the summary section of this Prospectus, along with descriptions of the Fund’s related risks. Investments in the Fund are not insured against loss of principal. As with any mutual fund, there can be no assurance that the Fund will achieve its investment objective. Investing in shares of the Fund should not be considered a complete investment program. There is a risk that the share value of the Fund will fluctuate.

One of your most important investment considerations should be balancing risk and return. Different types of investments tend to respond differently to shifts in the economic and financial environment. Diversifying your investments among different asset classes — such as stocks, bonds and cash — and within an asset class — such as small-cap and large-cap stocks — may help you to manage risk and achieve the results you need to reach your financial goals.

Explanations of the Fund’s principal risks are provided below. The Fund may be subject to additional risks other than those described in the following pages. For more information about the risks associated with the Fund, please see the SAI, which is incorporated by reference into this Prospectus.

Counterparty Risk: The Fund may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. In an attempt to limit the counterparty risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Adviser or Sub-Adviser, as applicable, to present acceptable credit risk. For example, repurchase agreements are loans of money or arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund’s purchase price, with the difference being income to the Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income at low risk on temporarily available cash. If bankruptcy or insolvency proceedings commence with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the securities. Such a delay may involve loss of interest or a decline in price of the securities. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the securities, the Fund may be required to return the securities to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Credit Risk: The value of debt securities owned by the Fund may be affected by the ability of issuers to make principal and interest payments and by the issuer’s or counterparty’s credit quality. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may decline. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some investment-grade debt securities may have speculative characteristics. A security’s price may be adversely affected by the market’s perception of the security’s credit quality level even if the issuer or counterparty has suffered no degradation in its ability to honor the obligation.

Credit risk varies depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities and whether the particular note or other instrument held by the Fund has a priority in payment of principal and interest. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks (“FHLBs”), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Currency Risk: A portion of the Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Debt Securities Risk: The value of a debt security (and other income-producing securities, such as preferred stocks, convertible preferred stocks, equity-linked notes, and interests in income-producing trusts) changes in response to interest rate changes. In general, the value of a debt security is likely to fall as interest rates rise. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent the Fund’s income is based on short-term interest rates that fluctuate over short periods of time, income received by the Fund may decrease as a result of a decline in interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed. If a debt security is repaid more quickly than expected, the Fund may not be able to reinvest the proceeds at the same interest rate, reducing the potential for gain. When interest rates increase or for other reasons, debt securities may be repaid more slowly than expected. As a result, the maturity of the debt instrument is extended, increasing the potential for loss.

The value of a debt security also depends on the issuer’s credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations, or if the debt security’s rating is downgraded by a credit rating agency. The obligations of issuers (and obligors of asset-backed securities) are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. The value of a debt security can also decline in response to other changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally. The values of many debt securities may fall in response to a general increase in investor risk aversion or a decline in the confidence of investors generally in the ability of issuers to meet their obligations.

Derivatives Risk: The Fund may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. Derivatives include futures, non-U.S. currency contracts, swap contracts, warrants, and opinions contracts. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities, and indices.

There are several risks associated with derivatives transactions. The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The use of derivative transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The Fund may enter into credit derivatives, such as credit default swaps and credit default index investments, including loan credit default swaps and loan credit default index swaps. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities. Derivative contracts may expire worthless.

The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Adviser may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk (see “Illiquid Securities Risk” and “Restricted Securities Risk”) and counterparty risk (see “Counterparty Risk”), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leverage Risk” below.

Derivatives also present other risks described in this section, including securities market risk, illiquid securities risk, restricted securities risk, currency risk, credit risk, and counterparty risk. Special tax considerations apply to the Fund’s use of derivatives. See the “Taxation” section below.

As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), the Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Fund may be required to provide more margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to the Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose the Fund to greater credit risk to its clearing member, because (as described under “Counterparty

Risk”) margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, the Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection. In addition, the documentation governing the relationship between the Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Fund in favor of the clearing member for losses the clearing member incurs as the Fund’s clearing member and typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent.

These and other new rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Fund and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing exposes the Fund to new kinds of risks and costs.

Equity Securities Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, fundamental changes to the business, financial leverage, non-compliance with regulatory requirements and reduced demand for the issuer’s goods or services. The values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Certain equity securities may decline in value even during periods when the prices of equity securities in general are rising, or may not perform as well as the market in general. In addition to these risks, preferred stock and convertible securities are also subject to the risk that issuers will not make payments on securities held by the Fund, which could result in losses to the Fund The credit quality of preferred stock and convertible securities held by the Fund may be lowered if an issuer’s financial condition changes, leading to greater volatility in the price of the security. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of convertible securities also tends to fall when prevailing interest rates rise.

Exchange-Traded Funds Risk: The value of ETFs can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track. The volatility of different index tracking stocks can be expected to vary in proportion to the volatility of the particular index they track. ETFs are traded similarly to stocks of individual companies. Although an ETF is designed to provide investment performance corresponding to its index, it may not be able to exactly replicate the performance of its index because of its operating expenses and other factors. The Fund may invest in ETFs, including ETFs that are part of the Highland fund complex and advised by the Adviser or its affiliates (the “Underlying Highland ETFs”). The Underlying Highland ETFs include the Highland/iBoxx Senior Loan ETF and may include additional ETFs advised by the Adviser or its affiliates in the future. Fees and expenses of investments in Underlying Highland ETFs will be borne by shareholders of the investing funds, and HCMFA intends to voluntarily waive the portion of the management fee of the investing funds that is attributable to investments in Underlying Highland ETFs.

Fund-Related Tax Risks: In addition to other risk considerations, an investment in the Fund’s shares will involve certain tax risks, including, but not limited to, the risks summarized below. There may be other tax considerations applicable to particular shareholders and the foreign and U.S. federal, state and local tax consequences of the purchase and ownership of the Fund’s shares will depend on the facts of each investor’s situation. Prospective investors are encouraged to consult their own tax advisors regarding the specific tax consequences that may affect such investors.

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C Corporation Structure Tax Risks: Unlike most mutual funds, the Fund is not entitled to pass-through tax treatment as a regulated investment company. Instead, the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Because of the Fund’s concentration in MLPs, the Fund is not eligible to elect to be treated as a regulated investment company under the Code. Accordingly, the Fund generally is subject to U.S.

federal income tax on its investment income and gains at the rates applicable to corporations (generally at a rate of 35%) as well as state and local income taxes. As a limited partner or member in the MLPs in which the Fund invests, the Fund is required to include in its taxable income its allocable share of income, gains, losses, deductions, and credits from those MLPs, regardless of whether they distribute any cash to the Fund. Based on a review of the historic results of the types of MLPs in which the Fund invests, HCM currently expects that, at least in the early years of the Fund’s life, the cash distributions it receives with respect to its investments in equity securities of MLPs will typically exceed the net taxable income allocated to the Fund from such MLPs, due to a variety of factors, including significant non-cash deductions such as depreciation and depletion. The extent to which such distributions exceed such net taxable income allocations generally will decrease over time as the length of time that the Fund has held the MLP interests in its portfolio increases. As the holder of a MLP equity security, the Fund incurs a current tax liability on its allocable share of an MLP’s income and gains that is not offset by tax deductions, losses and credits, or the Fund’s net operating losses or capital loss carryforwards, if any. The portion, if any, of a cash distribution received by the Fund as the holder of an MLP equity security that is in excess of the Fund’s allocable share of the MLP’s net income generally is treated as a tax-deferred return of capital to the extent of the Fund’s tax basis in the MLP security, which causes taxable income or gains to be higher, or losses to be lower, upon the ultimate sale of the MLP security by the Fund, and may cause taxable income or gains to be higher upon receipt of subsequent distributions from the MLP security by the Fund in later periods. The Fund’s corporate income tax liability may be materially affected by, among other factors, the length of time the Fund has owned the MLP equity securities in its portfolio, the availability of net operating loss or capital loss carryforwards, and the extent to which the Fund disposes of MLP equity securities during a particular year, including, if necessary, to meet Fund shareholder redemption requests. In addition, the Fund’s corporate income tax liability may fluctuate materially from year to year, depending on a number of other factors involving the Fund and/or its MLP or other investments.

The final amount of the allocations of taxable income received by the Fund from underlying MLPs in respect of a taxable year will not be known until the Fund receives Schedules K-1 from all of its MLP investments, and the percentage of an MLP’s income and gains that is offset by tax deductions, losses and credits fluctuates over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in the Fund’s portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability for the Fund and a greater portion of distributions paid by the Fund to its shareholders taxable as ordinary dividends. The Fund’s tax liability for a taxable year will not finally be known until the Fund completes its annual tax return. The Fund’s tax estimates could vary substantially from the actual liability and therefore the final determination of the Fund’s actual tax liability may have a material impact on the Fund’s net asset value. See “Calculation of NAV Risk” below. The payment of corporate income taxes imposed on the Fund decreases cash available for distribution to shareholders.

From time to time, the Fund may need to sell MLP equity securities in order to meet redemption requests, and any such dispositions could result in the Fund’s recognition of income or gains, which could be substantial, that are taxable to the Fund and for which the Fund will have to pay U.S. federal (and state and local) taxes.

Due to the tax treatment of the Fund’s allocations and distributions from MLPs, as described above, HCM currently expects that a significant portion of the Fund’s distributions to shareholders will typically be treated as a return of capital in the hands of shareholders for U.S. federal income tax purposes (i.e., as distributions in excess of the Fund’s current and accumulated earnings and profits) and thus would not be subject U.S. federal income tax to the extent of the shareholder’s basis in its Fund shares, but would have the effect of reducing a shareholder’s basis in its Fund shares, which would cause gains to be higher, or losses to be lower, upon the subsequent redemption of shares by the shareholder. However, no assurance can be given in this regard; just as the Fund’s corporate income tax liability can fluctuate materially from year to year, the extent to which the Fund is able to make return of capital distributions also can vary materially from year to year depending on a number of factors involving the Fund and/or its MLP or other investments, including those described above.

In certain cases, the Fund may be required to amend tax information reported to shareholders in respect of a particular year. In this event, shareholders may be required to file amended U.S. federal income or other tax returns in respect of such amended information and pay additional taxes (including potentially interest and penalties), and may incur other related costs. See “Taxation” below for more information.

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Calculation of NAV Risk: Because the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, the Fund incurs tax expenses. In calculating the Fund’s net asset value in accordance with generally accepted accounting principles, the Fund will, among other things, account for its deferred tax liability and/or asset balances.

The Fund accrues a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (generally at a rate of 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating income or gains. Any deferred tax liability balance reduces the Fund’s net asset value. The portion, if any, of a distribution on an MLP equity security received by the Fund that is offset by the MLP’s tax deductions or losses is treated as a return of capital. However, those distributions reduce the Fund’s adjusted tax basis in the equity securities of the MLP, which results in an increase in the amount of income or gain (or a decrease in the amount of loss) that will be recognized on the sale of the equity security in the MLP by the Fund. Upon the Fund’s sale of a portfolio security, the Fund is liable for previously deferred taxes. If the Fund is required to sell portfolio securities to meet redemption requests, the Fund may recognize gains for U.S. federal, state and local income tax purposes, which will increase the Fund’s liability for corporate income taxes. No assurance can be given that corporate income taxes imposed on the Fund will not exceed the Fund’s deferred tax liability assumptions for purposes of computing the Fund’s net asset value per share, which would result in an immediate reduction of the Fund’s net asset value per share, which could be material.

The Fund accrues a deferred tax asset balance which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s net asset value. A deferred tax asset may be used to reduce a subsequent period’s income tax expense, subject to certain limitations. To the extent the Fund has a deferred tax asset balance, the Fund assesses whether a valuation allowance, which would offset some or all of the value of the Fund’s deferred tax asset balance, is required, considering all positive and negative evidence related to the realization of the Fund’s deferred tax asset. The Fund assesses whether a valuation allowance is required to offset some or all of any deferred tax asset balance based on estimates of the Fund in connection with the calculation of the Fund’s net asset value per share each day; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund’s net asset value, the application of such final valuation allowance could have a material impact on the Fund’s net asset value.

The Fund’s deferred tax liability and/or asset balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. The Fund relies to some extent on information provided by MLPs regarding, among other things, the tax characterization of the distributions made by such MLPs, which may not be provided to the Fund on a timely basis, to estimate the Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its net asset value. The Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s net asset value could vary dramatically from the Fund’s actual tax liability, and, as a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s net asset value. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating and capital losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s net asset value per share, which could be material.

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Tax Law Changes Risk: Changes in tax laws, regulations or interpretations of those laws or regulations in the future, which could have retroactive effect, could adversely affect the Fund or its MLP or other investments. Any such changes could negatively affect the Fund’s shareholders, including any increase in Fund-level tax rates, which could reduce the amount of cash available for distribution to shareholders and the value of their investment in the Fund. For example, from time to time, legislation is introduced or administrative proposals are made that would modify existing federal income tax laws to eliminate partnership tax treatment for certain publicly traded partnerships and recharacterize certain types of income received from partnerships. If successful, any such changes could negatively affect the value of an investment in an MLP and therefore the value of an investment in the Fund.

Hedging Risk: There are several risks in connection with the use by the Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of the Fund’s securities which are the subject of a hedge. The Adviser or Sub-Adviser, as applicable, will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Fund’s portfolio securities sought to be hedged. Successful use of futures contracts and options by the Fund for hedging purposes is also subject to the Adviser’s or Sub-Adviser’s, as applicable, ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Adviser or Sub-Adviser, as applicable, still may not result in a successful hedging transaction over a very short time period. In addition, to maintain margin requirements, the Fund may have to sell portfolio securities at disadvantageous prices or times because it may not be possible to liquidate a position at a reasonable price. The earmarking of such assets also will have the effect of limiting the Fund’s ability otherwise to invest those assets. Special tax considerations apply to the Fund’s hedging transactions. See the “Taxation” section below.

Illiquid Securities Risk: Illiquid investments may be difficult to resell at approximately the price they are valued in the ordinary course of business within seven days. When investments cannot be sold readily at the desired time or price, the Fund may have to accept a much lower price, may not be able to sell the investment at all or may be forced to forego other investment opportunities, all of which may adversely impact the Fund’s returns. Illiquid investments also may be subject to valuation risk.

Industry Concentration Risk: Because the Fund normally invests at least 80% of the value of its assets in MLP investments, the Fund’s performance largely depends on the overall condition of these industries and the Fund is susceptible to economic, political and regulatory risks or other occurrences associated with these industries. MLP investments may be adversely affected by foreign government, federal or state regulations on energy production, distribution and sale. Stock prices of companies in energy-related industries are also affected by supply and demand both for their specific product or service and for energy products in general.

Industry-Specific Risk. Energy companies are subject to risks specific to the industry they serve. Risks inherent in the energy business of these types of MLPs include the following:

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MLPs may be directly affected by energy commodity prices. The volatility of commodity prices can indirectly affect certain other MLPs due to the impact of prices on the volume of commodities transported, processed, stored or distributed. The Fund seeks largely to invest in high quality MLPs that are able to mitigate or manage direct margin exposure to commodity price levels. The MLP sector can be hurt by market perception that MLPs’ performance and distributions are directly tied to commodity prices.

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The profitability of MLPs may be materially impacted by the volume of natural gas, oil or other energy commodities available for transporting, processing, storing or distributing. A significant decrease in the production of natural gas, oil, coal or other energy commodities, due to a decline in production from existing facilities, import supply disruption, depressed commodity prices or otherwise, would reduce revenue and operating income of MLPs and, therefore, the ability of MLPs to make distributions to partners.

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A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely impacted by consumer sentiment with respect to global warming and by legislation intended to promote the use of alternative energy sources.

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A portion of any one MLP’s assets may be dedicated to natural gas or oil reserves and other commodities that naturally deplete over time, which could have a materially adverse impact on an MLP’s ability to make distributions if the reserves are not replaced.

•	Some MLPs are dependent on third parties to conduct their exploration and production activities and therefore shortages in crews or drilling rigs can adversely impact these MLPs.

•	MLPs employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some MLPs may be subject to new construction risk, acquisition risk or other risk factors arising from their specific business strategies. A significant slowdown in large energy companies’ disposition of energy infrastructure assets and other merger and acquisition activity in the energy MLP industry could reduce the growth rate of cash flows received by the Fund.

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The profitability of MLPs could be adversely affected by changes in the regulatory environment. Most MLPs’ assets are heavily regulated by federal and state governments in diverse matters, such as the way in which certain MLP assets are constructed, maintained and operated and the prices MLPs may charge for their services. Such regulation can change over time in scope and intensity. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure an MLP may face.

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Extreme weather patterns and environmental hazards, such as the BP oil spill in 2010, could result in significant volatility in the supply and price of energy and power and could adversely impact the value of the securities in which a Fund invests. This volatility may create fluctuations in commodity prices and earnings of companies in the energy infrastructure industry.

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A rising interest rate environment could adversely impact the performance of MLPs. Rising interest rates could limit the capital appreciation of equity units of MLPs as a result of the increased availability of alternative investments at competitive yields with MLPs. Rising interest rates also may increase an MLP’s cost of capital. A higher cost of capital could limit growth from acquisition/expansion projects and limit MLP distribution growth rates.

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Since the September 11, 2001 attacks, the U.S. Government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure, production facilities and transmission and distribution facilities, might be specific targets of terrorist activity. The continued threat of terrorism and related military activity likely will increase volatility for prices in natural gas and oil and could affect the market for products of MLPs.

Interest Rate Risk: When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed-rate portfolio securities can be expected to decline. To the extent the Fund invests in fixed-rate debt securities with longer maturities, the Fund is subject to greater interest rate risk than funds investing solely in shorter-term fixed-rate debt securities. In addition, in a period of rising interest rates, the higher cost of any leverage employed by the Fund and/or increasing defaults by issuers of high-yield securities would likely exacerbate any decline in the Fund’s NAV. If an issuer of a debt security containing a redemption or call provision exercises either provision in a declining interest rate market, the Fund would likely replace the security with a security having a lower interest rate, which could result in a decreased return for shareholders.

Legislation Risk: To the extent that state, federal or international regulators impose additional requirements or restrictions with respect to the MLPs, the availability of MLP investment for the Fund may be adversely affected.

In addition, to the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of senior loan interests for investment by the Fund may be adversely affected. Such requirements or restrictions may reduce or eliminate sources of financing for affected borrowers. Further, to the extent that legislation or federal or state regulators require such institutions to dispose of debt securities relating to highly leveraged transactions or subject such securities to increased regulatory scrutiny, such financial institutions may determine to sell debt securities in a manner that results in a price that, in the opinion of the Adviser or Sub-Adviser, as applicable, is not indicative of fair value. Were the Fund to attempt to sell a securities at a time when a financial institution was engaging in such a sale with respect to the securities, the price at which the Fund could consummate such a sale might be adversely affected.

Leverage Risk: When deemed appropriate by the Adviser, Sub-Adviser or portfolio manager(s), as applicable, and subject to applicable regulations, the Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities while giving the purchaser the full benefit of movement in the market of those underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. The level of interest rates generally, and the rates at which such funds may be borrowed in particular, could affect the operating results of the Fund. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.

If the amount of borrowings that the Fund may have outstanding at any one time is large in relation to its capital, fluctuations in the market value of the Fund’s portfolio will have disproportionately large effects in relation to the Fund’s capital and the possibilities for profit and the risk of loss will therefore be increased. Any investment gains made with the additional monies borrowed will generally cause the NAV of the Fund to rise more rapidly than would otherwise be the case. Conversely, if the investment performance of the investments acquired with borrowed money fails to cover their cost to the Fund, the NAV of the Fund will generally decline faster than would otherwise be the case. If the Fund employs leverage, the Adviser or Sub-Adviser, as applicable, will benefit because the Fund’s average daily managed assets will increase with leverage and the Adviser or Sub-Adviser, as applicable, is compensated based on a percentage of average daily managed assets.

Under the terms of any credit facility, the Fund may be required to, among other things, pledge some or all of its assets, limit its ability to pay distributions in certain circumstances, incur additional debts and engage in certain transactions. Such agreements could limit the Fund’s ability to pursue its investment strategies. The terms of any loan agreement could be more restrictive than those described.

Limited Information Risk: The types of senior loans in which the Fund will invest historically may not have been rated by a nationally recognized statistical rating organization (“NRSRO”), have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the lenders in connection with senior loans, the amount of public information available with respect to senior loans will generally be less extensive than that available for rated, registered or exchange-listed securities. As a result, the performance of the Fund and its ability to meet its investment objective is more dependent on the analytical ability of the Adviser or Sub-Adviser, as applicable, than would be the case for an investment company that invests primarily in rated, registered or exchange-listed securities.

Management Risk: The Fund is subject to management risk because it relies on the Adviser’s or Sub-Adviser’s ability to achieve its investment objective. The Fund runs the risk that the Adviser’s or Sub-Adviser’s, as applicable, investment techniques will fail to produce desired results and cause the Fund to incur significant losses. The Adviser or Sub-Adviser, as applicable, also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times. In addition, if one or more key individuals leave, the Adviser or Sub-Adviser, as applicable, may not be able to hire qualified replacements or may require an extended time to do so. This situation could prevent the Fund from achieving its investment objectives. Fund’s portfolio managers use quantitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security.

MLP Risk: The Fund may invest in master limited partnerships (“MLP”) units. An investment in MLP units involves some risks which differ from Equity Securities Risk. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of units issued by a MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them.

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MLP Common Units. MLP common units can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment toward MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (generally measured in terms of distributable cash flow). Prices of common units of individual MLPs also can be affected by fundamentals unique to the partnership, including earnings power and coverage ratios.

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MLP I-Shares. MLP I-Shares represent an ownership interest issued by an MLP affiliate, typically an LLC, which owns an interest in and manages the MLP. MLP I-Shares may be subject to illiquid securities risk because of their potentially relatively smaller size. I-Shares may trade at a discount to their related MLP units, despite having an economic value equivalent to an MLP unit and an equal claim on the cash flows underlying the investment.

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General partner interests in MLPs are typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holders of a general partner interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment. General partner interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. Conflicts of interest may arise between the general partners or managing member on the one hand, and the limited partners or members on the other hand, including those arising from incentive distribution payments or corporate opportunities.

MLP Tax Risk: The Fund’s ability to meet its investment objective depends, in large measure, on the level of dividends, distributions or income it receives from the MLPs in which it invests and on the MLPs’ continued treatment as partnerships for U.S. federal income tax purposes. If a MLP does not meet current legal requirements to maintain its partnership status, or if it is unable to do so because of tax or other law changes, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay U.S. federal income tax (as well as state and local taxes) at the entity level on its taxable income and distributions received by the Fund would be taxable to the Fund as dividend income to the extent of the MLP’s current and accumulated earnings and profits for federal tax purposes. In addition, any distributions that the Fund receives from a MLP that are treated as dividends in the hands of the Fund could materially affect the tax character of the Fund’s distributions to shareholders, including by reducing the amount of such distributions that are treated as returns of capital in the hands of shareholders. See “Distributions” and “Taxation” below. Moreover, in the case of an MLP treated as a corporation for U.S. federal income tax purposes, any items of loss or deduction in excess of such MLP’s items of income or gain would not be treated as incurred directly by the Fund and would be permitted to be used only by such MLP. Therefore, in general, the classification of a MLP as a corporation for U.S. federal income tax purposes could adversely affect the Fund and its shareholders, including by (i) reducing the amount of cash available for distribution by the MLP to the Fund and, in turn, for distribution by the Fund to the Fund’s shareholders and (ii) reducing the value of the Fund’s investment in any such MLP and, in turn, the value of the Fund’s shares.

Non-Diversification Risk: Due to the nature of the Fund’s investment strategy and its non-diversified status (for purposes of the 1940 Act), the Fund may invest a greater percentage of its assets in the securities of fewer issuers than a “diversified” fund, and accordingly may be more vulnerable to changes in the value of those issuers’ securities. Because the Fund invests in the securities of a limited number of issuers it is particularly exposed to adverse developments affecting those issuers, and a decline in the market value of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

Non-Payment Risk: Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the security experiencing non-payment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. Moreover, as a practical matter, most borrowers cannot satisfy their debts by selling their assets. Borrowers pay their debts from the cash flow they generate. This is particularly the case for borrowers that are highly leveraged. If the borrower’s cash flow is insufficient to pay its debts as they come due, the borrower is far more likely to seek to restructure its debts than it is to sell off assets to pay its debts. Borrowers may try to restructure their debts either by seeking protection from creditors under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) or negotiating a work out. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a debt security. The agent generally is responsible for determining that the lenders have obtained a perfected security interest in the collateral securing the debt security. If a borrower files for protection from creditors under Chapter 11 of the Bankruptcy Code, the Bankruptcy Code will impose an automatic stay that prohibits the agent from liquidating collateral. The agent may ask the bankruptcy court to lift the stay. As a practical matter, the court is unlikely to lift the stay if it concludes that the borrower has a chance to emerge from the reorganization proceedings and the collateral is likely to hold most of its value. If the lenders have a perfected security interest, the debt security will be treated as a separate class in the reorganization proceedings and will retain a priority interest in the collateral. Chapter 11 reorganization plans typically are the product of negotiation among the borrower and the various creditor classes. Successful negotiations may require the lenders to extend the time for repayment, change the interest rate or accept some consideration in the form of junior debt or equity securities. A work out outside of bankruptcy may produce similar concessions by senior lenders.

Non-U.S. Securities and Emerging Markets Risk: Investing in non-U.S. securities involves additional and more varied risks than investing in U.S. investments, including, but not limited to: fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; much greater price volatility and illiquidity of certain non-U.S. securities markets; different trading and settlement practices; less governmental supervision; changes in currency exchange rates; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.

Because non-U.S. issuers are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain non-U.S. issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. Securities of non-U.S. issuers are generally less liquid than securities of comparable U.S. issuers. In certain countries, there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, especially emerging market countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets or diplomatic developments which could affect U.S. investments in those countries. Commissions (and other transaction costs) for non-U.S. securities are generally higher than those on U.S. securities. In addition, it is expected that the expenses for custodian arrangements of the Fund’s non-U.S. securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain investments in non-U.S. securities may also be subject to foreign withholding taxes on interest, dividends, capital gains or other income. Those taxes will reduce the Fund’s yield on any such securities.

The value of the non-U.S. securities held by the Fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign denominated non-U.S. security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s NAV or current income could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, the value of the Fund’s assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign denominated non-U.S. securities, and by currency restrictions, exchange control regulation, currency devaluations and political and economic developments. Certain investments in non-U.S. securities also may be subject to foreign withholding taxes on dividends, interest, capital gain or other income. Those taxes will decrease a Fund’s yield on any such securities. See the “Taxation” section below. The foregoing risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

As a result of these potential risks, the Adviser or Sub-Adviser, as applicable, may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including the Adviser or Sub-Adviser, as applicable, have had no or limited prior experience.

Investing in securities of issuers tied economically to emerging markets entails all of the risks of investing in securities of non-U.S. issuers detailed above to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Portfolio Turnover Risk: The Fund’s annual portfolio turnover rate may vary greatly from year to year. A high rate of portfolio turnover (i.e., 100% or more) will result in increased transaction costs for the Fund in the form of increased dealer spreads and brokerage commissions. Greater transaction costs may reduce Fund performance. High portfolio turnover also may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower the Fund’s after-tax performance.

Prepayment Risk: Borrowers may pay back principal before the scheduled due date. Such prepayments may require the Fund to replace a debt security with a lower-yielding security. During periods of falling interest rates, issuers of debt securities may repay higher rate securities before their maturity dates. This may cause the Fund to lose potential price appreciation and to be forced to reinvest the unanticipated proceeds at lower interest rates. This may adversely affect the NAV of the Fund’s shares.

Restricted Securities Risk: Restricted securities (including Rule 144A securities) may be subject to legal restraints on resale and, therefore, are typically less liquid than other securities. The prices received from selling restricted securities in privately negotiated transactions may be less than those originally paid by the Fund. Investors in restricted securities may not benefit from the same investor protections as publicly traded securities.

Restrictions on Resale Risk: Senior loans may not be readily marketable and may be subject to restrictions on resale. Interests in senior loans generally are not listed on any national securities exchange or automated quotation system and no active market may exist for many of the senior loans in which the Fund may invest. To the extent that a secondary market may exist for certain of the senior loans in which the Fund invests, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets that may be invested in senior loans that are not readily marketable or are subject to restrictions on resale. Because a substantial portion of the Fund’s assets will be invested in senior loan interests, the ability of the Fund to dispose of its investments in a timely fashion and at an advantageous price may be restricted, and the Fund and shareholders may suffer capital losses as a result. However, many of the senior loans in which the Fund expects to purchase interests are of a relatively large principal amount and are held by a relatively large number of owners which should, in the Adviser’s or Sub-Adviser’s, as applicable, opinion, enhance the relative liquidity of such interests.

Securities Market Risk: The risk associated that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. The profitability of the Fund substantially depends upon the Adviser or Sub-Adviser, as applicable, to correctly assess the future price movements of stocks, bonds, loans, options on stocks, and other securities and the movements of interest rates. The Adviser or Sub-Adviser, as applicable, cannot guarantee that it will be successful in accurately predicting price movements.

The market prices of equities may decline for reasons that directly relate to the issuing company (such as poor management performance or reduced demand for its goods or services), factors that affect a particular industry (such as a decline in demand, labor or raw material shortages, or increased production costs) or general market conditions not specifically related to a company or industry (such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally). See also “Debt Securities Risk” above.

As a result of the nature of a Fund’s investment activities, it is possible that the Fund’s financial performance may fluctuate substantially from period to period. Additionally, at any point in time an investment in the Fund may be worth less than the original investment, even after taking into account the reinvestment of dividends and distributions.

Senior Loans Risk: Senior Loans may not be rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission or listed on any national securities exchange. Therefore, there may be less publicly available information about them than for registered or exchange-listed securities. The risks associated with Senior Loans are similar to the risks of below investment grade securities. Moreover, any specific collateral used to secure a loan may decline in value or lose all its value or become illiquid, which would adversely affect the loan’s value. Economic and other events, whether real or perceived, can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund’s NAV per share to fall. The frequency and magnitude of such changes cannot be predicted.

The secondary market in which these investments are traded is generally less liquid than the market for higher-grade debt. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield Senior Loan, and could adversely affect the NAV of the Fund’s shares. At times of less liquidity, it may be more difficult to value high yield Senior Loans because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available. Investments in Senior Loans and other securities may result in greater NAV fluctuation than if the Fund did not make such investments. See “Taxation” below for a discussion of special tax consequences associated with any investment by the Fund in below investment grade securities.

Senior Loans and other debt securities are also subject to the risk of price declines due to increases in prevailing interest rates, although floating rate debt instruments are less exposed to this risk than fixed rate debt instruments. Conversely, the floating rate feature of Senior Loans means the Senior Loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. No active trading market may exist for certain Senior Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded Senior Loans.

Although Senior Loans in which the Fund will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the Borrower’s obligation in the event of a default or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a Senior Loan. The Fund may also invest in Senior Loans that are not secured.

In addition to the risks typically associated with debt securities and loans generally, Senior Loans are also subject to the risk that a court could subordinate a Senior Loan, which typically holds a senior position in the capital structure of a borrower, to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans.

Short Sales Risk: Short sales by the Fund that are not made “against-the-box” (that is when the Fund has an offsetting long position in the asset that it is selling short) theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. When the Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. See “Taxation” below for special tax considerations associated with engaging in short sales.

Style Risk: Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may underperform other funds that employ a different style. The Fund also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

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Growth Investing Risk: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

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Value Investing Risk: Undervalued stocks may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value-oriented funds will typically underperform when growth investing is in favor.

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Mid-Cap Company Risk: Investments in securities of mid-cap companies entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

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Small-Cap Company Risk: Investing in securities of small-cap companies may involve greater risks than investing in larger, more established companies. Smaller companies may have limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small-cap companies may offer potential for above-average returns, the companies may not succeed and their stock prices could decline significantly. Investments in small-cap companies may also be subject to valuation risk.

Disclosure of Portfolio Holdings

The Fund has adopted policies and procedures to protect the Fund’s portfolio information and to prevent the misuse of that information by a third party. A description of the Fund’s policies and procedures relating to the disclosure of portfolio holdings is available in the Fund’s SAI and on the Fund’s website.

Management of the Fund

Board of Trustees and Investment Adviser

The Board of Trustees (the “Board”) has overall management responsibility for the Fund. See “Management of the Trust” in the SAI for the names of and other information about the Trustees and officers of the Fund. The Board also has overall management responsibility for funds advised by NexPoint Advisors, L.P., including NexPoint Credit Strategies Fund. NexPoint Advisors, L.P. is an affiliate of Highland Capital Management Fund Advisors, L.P.

Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Adviser”) (formerly, Pyxis Capital, L.P.) serves as investment adviser to the Fund. The address of the Adviser is 200 Crescent Court, Suite 700, Dallas, Texas 75201. Organized in February 2009, HCMFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. As of December 31, 2013, HCMFA had approximately $3.61 billion in assets under management. HCMFA is also the Fund’s administrator. HCMFA is owned by Highland Capital Management Services, Inc., a Delaware corporation (“HCM Services”) and its general partner, Strand Advisors XVI, Inc., of which James Dondero is the sole stockholder. HCM Services is controlled by Mr. Dondero and Mark Okada by virtue of their respective share ownership.

Management Fee

The Fund has entered into an investment advisory agreement with HCMFA (the “Investment Advisory Agreement”) pursuant to which HCMFA has hired a sub-adviser to provide the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and conducting investment research, subject to HCMFA’s general oversight. Additionally, HCMFA pays the compensation of the Trustee of the Fund who is HCMFA’s employee. In return for its advisory services, the Fund pays the Adviser a monthly fee, computed and accrued daily, based on an annual rate of 1.00% the Fund’s average daily managed assets. “Average Daily Managed Assets” of the Fund shall mean the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). In addition to the advisory fee, the Adviser is entitled to receive administration fees of 0.20% of the Fund’s Average Daily Managed Assets as discussed below. A discussion regarding the Board’s approval of the Investment Advisory Agreement is available in the Highland Funds II annual report to shareholders for the period ended September 30, 2013. The Investment Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund or by the Adviser, in each case on not more than 60 days’ nor less than 30 days’ written notice to the other party. In addition, the Investment Advisory Agreement automatically terminates in the event of its “assignment” (as defined in the 1940 Act).

HCMFA has contractually agreed to limit the total annual operating expenses of the Fund (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the 1940 Act, taxes, such as deferred tax expenses, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to 1.10% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will continue through at least January 31, 2015, and may not be terminated prior to this date without the action or consent of the Board of Trustees. The Trust, on behalf of the Fund, has contractually agreed to pay the Adviser all amounts previously paid, waived or reimbursed by the Adviser with respect to the Fund pursuant to the Expense Cap, provided that the amount of such additional payment in any year, together with all other expenses of the Fund, in the aggregate, would not cause the Fund’s total annual operating expenses in any such year to exceed the amount of the Expense Cap, and provided further that no additional payments by the Trust will be made with respect to amounts paid, waived or reimbursed by the Adviser more than 36 months after the date the Fund accrues a liability with respect to such amounts paid, waived or reimbursed by the Adviser. The Adviser may not recoup any amounts previously paid, waived or reimbursed under the Expense Cap before payment of the Fund’s operating expenses for the year in which the Adviser intends to recoup such amounts.

Investment Sub-Adviser

HCMFA seeks to make the best managers available to Fund shareholders, whether that means accessing HCMFA’s wealth of internal talent or using external talent (sub-advisers). When HCMFA feels the need to access specialists outside, it investigates and engages sub-advisers with strong performance records and styles that match the investment objectives of the Fund. HCMFA is proud to engage the following sub-adviser, who is responsible for the day-to-day management of the Fund’s assets. The sub-adviser’s services include buying and selling securities for the Fund and conducting investment research. As with HCMFA’s portfolio managers, the sub-adviser may change the portfolio managers who are responsible for managing the Fund’s assets from time to time.

Highland Capital Management, L.P. (“HCM”)

200 Crescent Court, Suite 700

Dallas, Texas 75201

HCM is the investment sub-adviser to the Fund. The Adviser has entered into a sub-advisory agreement with HCM (the “HCM Sub-Advisory Agreement”) pursuant to which HCM provides the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund, according to the Fund’s investment objective, polices, and restrictions, and conducting investment research subject to the authority of the Trust’s Board and supervision by HCMFA. Pursuant to the terms and conditions of the Sub-Advisory Agreement, HCM will be paid a monthly fee by HCMFA. HCM was established in March 1993.

Sub-Advisory Fee

HCMFA pays the sub-adviser an investment sub-advisory fee out of the management fee that it receives from the Fund. The investment sub-advisory fee is paid by HCMFA monthly and is equal to 0.50% of the Fund’s average daily net assets.

Board of Trustees’ Approval of Investment Advisory Agreements

During the Fund’s most recent fiscal half-year, the Board approved Investment Advisory Agreements for the Fund. A discussion regarding the Board’s approval of the Investment Advisory Agreement for the Fund is available in the Fund’s annual report to shareholders for the period ended September 30, 2013.

Administrator/Sub-Administrator

HCMFA provides administration services for a monthly administration fee. In such capacity, HCMFA generally assists the Fund in all aspects of its administration and operations. Additionally, HCMFA furnishes offices, necessary facilities, equipment and personnel. Under a separate sub-administration agreement, HCMFA has delegated certain administrative functions to State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111 (“State Street”), and pays State Street a portion of the fee it receives from the Fund. Under the sub-administration agreement, State Street has agreed to provide corporate secretarial services; prepare and file various reports with the appropriate regulatory agencies; assist in preparing various materials required by the SEC; and prepare various materials required by any state securities commission having jurisdiction over the Fund.

For more information about the Fund’s administration agreements, please see “Administrator/Sub-Administrator” in the SAI.

Multi-Manager Structure

The Trust and the Adviser qualify for exemptive relief under a multi-managers’ exemptive order from certain provisions of the 1940 Act, pursuant to which the Adviser will, subject to the oversight of the Fund’s Board, be permitted to enter into and materially amend sub-advisory agreements on behalf of the Fund with sub-advisers unaffiliated with the Adviser without such agreements being approved by the shareholders of the Fund (the “Multi-Manager Structure”). The Fund’s Board

and the Adviser will therefore have the right to hire, terminate or replace sub-advisers without first obtaining shareholder approval, including in the event that a sub-advisory agreement has automatically terminated as a result of an assignment. The Adviser will continue to have the ultimate responsibility to oversee each sub-adviser and recommend its hiring, termination and replacement. Shareholders of the Fund have already approved the adoption of the Multi-Manager Structure, which enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. The Trust and the Adviser will be subject to certain conditions imposed by the Order, including the condition that within 90 days of hiring of a new non-affiliated sub-adviser, the Fund will provide shareholders with an information statement containing information about the sub-adviser. Shareholders of the Fund retain the right to terminate a sub-advisory agreement at any time by a vote of the majority of the outstanding securities of the Fund.

Operation under the Multi- Manager Structure will not: (1) permit management fees paid by the Fund to HCMFA to be increased without shareholder approval; or (2) diminish HCMFA’s responsibilities to the Fund, including HCMFA’s overall responsibility for overseeing the portfolio management services furnished by its sub-advisers. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the change.

About the Fund’s Portfolio Managers

Matthew Gray, CFA

Mr. Gray is a Director at HCM covering the Chemicals, Competitive Power and Utilities industries. He has been involved in Highland’s Energy and Materials investment effort since 2008, and has helped manage the Fund since its inception in 2011. Prior to his current role, Mr. Gray worked as a Senior Portfolio Analyst. Prior to joining HCM in July 2007, Mr. Gray was employed by GW Equity as an Associate in Mergers & Acquisitions. He was responsible for issuing private company valuation analysis and performing extensive financial analysis of client companies. Prior to that, Mr. Gray was

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a Credit Analyst for Reich & Tang Asset Management. He received a BA in Economics and History from Vanderbilt University. He has earned the right to use the Chartered Financial Analyst designation.

Jon Poglitsch, CFA

Mr. Poglitsch is a Director at HCM, where he has spent a substantial amount of time covering the Energy, Competitive Power, Utilities, and Transportation industries. In his previous role at HCM, he served as a Senior Portfolio Analyst on both the Institutional and Retail fund research teams. Prior to joining the firm in 2007, Mr. Poglitsch was a consultant for Muse Stancil and Co., where he provided mergers & acquisition, valuation, and strategic advisory services to a variety of clients in the midstream and downstream energy sectors, including integrated oil, independent refinery, pipeline, power, and renewable fuel companies. Prior to Muse, Mr. Poglitsch was a senior financial analyst for American Airlines. He received an MBA with a concentration in Finance from the University of Texas at Austin and a BS in Chemical Engineering from the University of Oklahoma. Mr. Poglitsch has earned the right to use the Chartered Financial Analyst designation.

About the Fund’s Underwriter

The Fund’s shares are offered for sale through Foreside Funds Distributors LLC (the “Underwriter”), 400 Berwyn Park, 899 Cassatt Road, Berwyn, Pennsylvania 19312. Shareholders and Financial Advisors (as defined under “How to Buy Shares”) should not send any transaction or account requests to this address. Transaction or account requests should be directed to Highland Funds II — Highland Energy MLP Fund, PO Box 8656, Boston, Massachusetts 02266-8656.

Shareowner Guide — How to Invest in the Fund

How to Buy Shares

You can purchase shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open for business (see “Net Asset Value”). You can purchase shares of the Fund from any financial advisor, broker-dealer or other financial intermediary that has entered into an agreement with the Underwriter or the Fund with respect to the sale of shares of the Fund (a “Financial Advisor”), or Boston Financial Data Services, Inc., 30 Dan Road Suite #8656, Canton, MA 02021, the Fund’s transfer agent (the “Transfer Agent”). Your Financial Advisor can help you establish an appropriate investment portfolio, buy shares, and monitor your investments. The Fund has authorized Financial Advisors to receive purchase and redemption orders on its behalf. Financial Advisors are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when a Financial Advisor or its authorized designee receives the order in “good order.” The specific requirements for “good order” depend on the type of transaction and method of purchase. Contact HCMFA if you have questions about your circumstances. Generally, “good order” means that you placed your order with your Financial Advisor or its authorized designee or your payment (made in accordance with any of the methods set forth in the table below) has been received and your application is complete, including all necessary documentation and signatures. Customer orders will be priced at the Fund’s NAV per share next computed after the orders are received by a Financial Advisor or its authorized designee in good order. Investors may be charged a fee by their Financial Advisors, payable to the Financial Advisor and not the Fund, if investors effect a transaction in Fund shares through either a Financial Advisor or its authorized designee.

The USA PATRIOT Act may require the Fund, a Financial Advisor or its authorized designee to obtain certain personal information from you which will be used to verify your identity. If you do not provide the information, it may not be possible to open your account. If the Fund, a Financial Advisor or authorized designee is unable to verify your customer information, the Fund reserves the right to close your account or to take such other steps as it deems reasonable.

Outlined below are various methods for buying shares of the Fund:

Method	Instructions
Through your Financial Advisor

Your Financial Advisor can help you establish your account and buy shares on your behalf. To receive the current trading day’s price, your Financial Advisor must receive your request in good order prior to the close of regular trading on the NYSE, usually 4:00 p.m., Eastern time. Your Financial Advisor may charge you fees for executing the purchase for you.

By check (new account)(1)

For new accounts, send to the applicable Fund, at the address noted below,(2) a completed application and check made payable to “Highland Funds II —Energy MLP Fund.” All purchases must be in U.S. Dollars and must be drawn on a U.S. bank. Highland Funds II does not accept cash, U.S. savings bonds, traveler’s checks, money orders, California warrant checks, starter checks, third-party checks, or credit card courtesy checks. Checks dated six months old or older and post-dated checks will not be accepted.

By check (existing account)(1)

For existing accounts, fill out and return to the applicable Fund, at the address noted below,(2) the additional investment stub included in your account statement, or send a letter of instruction, including the applicable Fund name and account number, with a check made payable to “Highland Funds II —Energy MLP Fund.” All purchases must be in U.S. Dollars and must be drawn on a U.S. bank. Highland Funds II does not accept cash, U.S. savings bonds, traveler’s checks, money orders, California warrant checks, starter checks, third-party checks, or credit card courtesy checks. Checks dated six months old or older and post-dated checks will not be accepted.

By exchange

You or your Financial Advisor may acquire shares of the Fund for your account by exchanging shares you own in certain other funds advised by Highland or HCM for shares of the same class of the Fund subject to the conditions described in “Exchange of Shares” below. In addition, you or your Financial Advisor may exchange shares of a class of a Fund you own for shares of a different class of the same Fund, subject to the conditions described in “Exchange of Shares” below. To exchange, send written instructions to the applicable Fund, at the address noted below(2) or call 1-877-665-1287.

Method	Instructions
By wire	You may purchase shares of the Fund by wiring money from your bank account to your Fund account. Prior to sending wire transfers, please contact Shareholder Services at 1-877- 665-1287 for specific wiring instructions and to facilitate prompt and accurate credit upon receipt of your wire. You can also find the specific wiring instructions at http://www.highlandfunds.com/tools/forms.

To receive the current trading day’s price, your wire, along with a valid account number, must be received in your Fund account prior to the close of regular trading on the NYSE, usually 4:00 p.m., Eastern time.

If your initial purchase of shares is by wire, you must first complete a new account application and promptly mail it to Highland Funds II —Energy MLP Fund, at the address noted below.(2) After completing a new account application, please call 1-877- 665-1287 to obtain your account number. Please include your account number on the wire.

By electronic funds transfer via an automated clearing house (“ACH”) transaction(1)

You may purchase shares of the Fund by electronically transferring money from your bank account to your Fund account by calling 1-877-665-1287. An electronic funds transfer may take up to two business days to settle and be considered in good order. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.

Automatic investment plan

You may make monthly or quarterly investments automatically from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds transfer. For this feature, please call the applicable Fund at 1-877- 665-1287 or visit the Fund’s website (http://www.highlandfunds.com/tools/forms).

(1)

The redemption of shares purchased by check or an automated clearing house (“ACH”) transaction is subject to certain limitations (see “Redemption of Shares”). Any purchase by check or ACH transaction that does not clear may be cancelled, and the investor will be responsible for any associated expenses and losses to the applicable Fund.

(2)

Regular Mail: Send to “Highland Funds II —Energy MLP Fund,” P.O. Box 8656, Boston, MA 02266-8656. Overnight Mail: Send to “Highland Funds II —Energy MLP Fund,”30 Dan Road, Suite #8656, Canton, MA 02021-2809.

The following minimum investment amounts apply to direct accounts with the Fund.

Minimum Investments for Class A and Class C Shares

	By mail	By wire	Automatic

Initial Investment	$500	$1,000	$25
Subsequent Investments	$100	$1,000	$25

Accounts that fall below the $500 account minimum may be automatically redeemed by the Fund on 30 days’

notice and the account shareholder will bear any associated transaction costs, market exposure risks and tax consequences.

Minimum Investments for Class R and Class Y Shares

(eligible investors only)

	Class R	Class Y

Initial Investment	None	$1 million*
Subsequent Investments	None	None

* The $1 million minimum initial investment requirement only applies to eligible institutional investors purchasing shares for their own account directly from the Fund.

Class R and Class Y shares are available to investors who invest through programs or platforms maintained by an authorized financial intermediary. There is no minimum investment for purchases of shares by such eligible investors. Individual investors that invest directly with the Fund are not eligible to invest in Class R or Class Y shares.

The Fund reserves the right to change or waive the investment minimums and reserves the right to liquidate a shareholder’s account if the value of shares held in the account is less than the minimum account size. The Fund also reserves the right to reject for any reason, or cancel as permitted or required by law, any purchase order. In addition, without notice, the Fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.

Retirement Plans

Shares of the Fund are available for purchase through individual retirement accounts (IRAs) and other retirement plans. The Fund offers several different types of IRAs, including (prototype IRAs, Roth IRAs, simplified employee pension (“SEP”) IRAs and Simple IRAs for both individual and employers). For further information, please call the Fund at 1-877- 665-1287 or your Financial Advisor.

Purchases in Kind — If You Invest More than $10 Million

Large investments in the Fund ($10 million or more) may be detrimental to existing shareholders because they can significantly increase transaction costs charged to existing shareholders. In these circumstances, the Fund may require that you purchase Fund shares “in kind,” or provide the Fund with securities instead of cash. The Fund or the Transfer Agent would inform you of the securities acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Fund shares of equal value. You may have to pay associated brokerage commissions for the securities that you purchase. The transfer of securities to the Fund will be a taxable event.

Choosing a Share Class

The Fund currently offers four share classes to investors, namely Class A, Class C, Class R and Class Y Shares.

Based on your personal situation, your Financial Advisor can help you decide which class of shares makes the most sense for you. Sales charges and expenses are determined by the share class you select and manner in which you purchase.

Class A Shares carry an initial sales charge. Class A Shares bought without an initial sales charge in accounts aggregating $1 million or more at the time of purchase are subject to a 0.50% contingent deferred sales charge (“CDSC”) if the Shares are sold within one year of purchase. Class C Shares are offered without an initial sales charge, but are subject to a CDSC for one year after purchase. Class R and Class Y Shares are offered without an initial sales charge or a CDSC, but are not available to individual investors that invest directly with the Fund. Class C and Class R Shares have higher annual operating expenses than Class A and Class Y Shares because of higher distribution and shareholder service fees.

Your Financial Advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and distribution and shareholder service fees for the Class C Shares and the distribution and shareholder service fees for the Class R Shares have the same purpose as the front-end sales charge on sales of

Class A Shares: to compensate the Underwriter for concessions and expenses it pays to Financial Advisors.

The Fund may modify the manner in which shares are offered, minimum investments, or sales charge rates or waivers at any time without prior notice.

Purchasing Class A Shares

Class A shares may be appropriate for long-term investors who compensate their investment professionals for the services they provide with traditional front-end sales charges and for investors who qualify for quantity discounts or waivers. Your purchases of Class A Shares are made at the public offering price for these shares, that is, the NAV per share for Class A Shares plus a front-end sales charge that is based on the amount of your initial investment when you open your account. The front-end sales charge you pay on an additional investment is based on your total net investment in the Fund, including the amount of your additional purchase. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. As shown in the tables below, a portion of the sales charge is paid as a commission (or dealers’ reallowance) to your Financial Advisor on the sale of Class A Shares. The total amount of the sales charge, if any, differs depending on the amount you invest as shown in the table below.

Your Investment**	Front-End Sales Charge		Maximum Dealers’ Reallowance*

	(As a % of Purchase Price)	(As a % of Your Net Investment)	(As a % of Purchase Price)
Less than $50,000	5.75%	6.10%	5.25%
$50,000 but less than $100,000	4.25%	4.44%	3.75%
$100,000 but less than $250,000	3.25%	3.36%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.55%
$1,000,000 or more***	0	0	†

*

From time to time, the Fund may decide to reallow the entire amount of the front-end sales charge to dealers. Dealers who receive more than 90% of the sales charge may be considered “underwriters” under the U.S. securities laws.

**

Except for certain employee benefit plans that select Class C Shares (see “Purchasing Class C Shares” below), purchases of $1,000,000 or more intended for Class C Shares should be made in Class A Shares (for individual investors) or in Class Y Shares (for institutional investors).

***

Purchases of $1 million or more of Class A Shares pursuant to a sales charge waiver are subject to a 0.50% CDSC if redeemed within one year of purchase. The Class A Shares CDSC does not apply to investors purchasing $1 million or more of any Fund’s Class A Shares if such investors are otherwise eligible to purchase Class A Shares pursuant to another sales charge waiver. The CDSC is calculated by multiplying the CDSC percentage by the lesser of the share class’ net asset value at the time of the purchase or its net asset value at the time of redemption.

†

For purchases through a Financial Advisor that exceed $1 million, the Financial Advisor will receive a concession of 0.50% of any amounts under $3 million, 0.40% of any amounts greater than $3 million and less than $5 million; 0.25% of any amounts greater than $5 million and less than $25 million and 0.12% thereafter, to the selling dealer.

Reduced Sales Charges for Class A Shares

You may pay a lower sales charge when purchasing Class A Shares through Rights of Accumulation, which work as follows: if the combined value (determined at the current public offering price) of your accounts in all classes of shares of the Fund and other Participating Funds (as defined below) maintained by you, your spouse or your minor children, together with the value (also determined at the current public offering price) of your current purchase, reaches a sales charge discount level (according to the above chart), your current purchase will receive the lower sales charge, provided that you have notified the Fund or the Underwriter and your Financial Advisor, if any, in writing of the identity of such other accounts and your relationship to the other account holders and submitted information (such as account statements) sufficient to substantiate your eligibility for a reduced sales charge. Such reduced sales charge will be applied upon confirmation of such shareholders’ holdings by the Transfer Agent. The Fund may terminate or amend this Right of Accumulation at any time without notice. As used herein, “Participating Funds” refers to any series of Highland Funds I (except for the Highland/iBoxx Senior Loan ETF), Highland Funds II, the Liquid Reserves Fund (as defined below under “Exchange of Shares”) and registered, open-end investment companies advised by the Adviser and distributed by the Underwriter and as otherwise permitted from time to time by the Board.

You may also pay a lower sales charge when purchasing Class A Shares and shares of other Participating Funds by signing a Letter of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $100,000 within 13 months. If your Letter of Intent purchases are not completed within 13 months, your account will be adjusted by redemption of the amount of shares needed to pay the higher initial sales charge level for the amount actually purchased. Upon your request, a Letter of Intent may reflect purchases within the previous 90 days. See the SAI for additional information about this privilege. More information regarding reduced sales charges is available, free of charge, at: http://www.highlandfunds.com/Tools/Forms.

In addition, certain investors may purchase shares at no sales charge or at a reduced sales charge. For example, Class A Shares are offered at no sales charge to investors who are clients of financial intermediaries who have entered into an agreement with the Underwriter to offer Fund shares through self-directed investment brokerage accounts that do not charge transaction fees to their clients. See the SAI for a description of this and other situations in which sales charges are reduced or waived.

Purchasing Class C Shares

Class C Shares may be appropriate for shorter-term investors, if you do not want to pay a traditional front-end sales charge on your purchase of Fund shares or are unsure of the length of time you will hold your investment.

Class C Shares are available for investment through programs or platforms maintained by Financial Advisors, provided that the cost to HCMFA (or its affiliates) for providing or paying for any selling or administrative servicing activities in connection with investor accounts on such programs or platforms does not typically exceed an amount equal to 1.00% (reflecting the Class C Shares distribution and service fees or Rule 12b-1 fees) of the average net asset value of such accounts. There is no program asset size or minimum investment requirements for initial and subsequent purchases of shares by eligible omnibus account investors.

Because you may purchase Class C Shares at the NAV next determined without paying an initial sales charge, your entire investment in Class C Shares is available to work for you. However, Class C Shares pay higher Rule 12b-1 fees than each of the other share classes and never convert to Class A Shares. In that regard, Class C Shares may be more appropriate for investors with a shorter investment horizon because long-term shareholders of Class C Shares may pay more than the economic equivalent of Class A Shares’ maximum front-end sales charge.

Trail commissions of up to 1.00% may be paid by the Underwriter or Adviser to Financial Advisors that provide on-going services with respect to Class C Shares.

Class C Shares are subject to a 1% CDSC if redeemed within one year of purchase. Proceeds from the CDSC may be used to defray the expenses of the Fund and HCMFA related to the sale of Class C Shares, including the payment of compensation to Financial Advisors. The CDSC is applied to the NAV at the time of purchase or redemption, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the date on which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When shares are redeemed, the Fund will automatically redeem those shares (if any) not subject to a CDSC and then those you have held the longest. In certain circumstances, CDSCs may be waived, as described in the SAI.

The CDSC is calculated by multiplying the CDSC percentage by the lesser of the share class’ net asset value of the block of shares being redeemed at the time of their purchase or the net asset value at the time of redemption.

Intended purchases of Class C Shares of $1,000,000 or more by investors not eligible for Class Y Shares should be made in Class A Shares. An amount up to 1% of the

34

amount invested in Class C Shares may be paid to Financial Advisors.

Purchasing Class R Shares

Your purchase of Class R Shares are made at NAV without a sales charges or CDSC. Class R Shares are only available to eligible investors.

Class R Shares are available to investors who invest through programs or platforms maintained by Financial Advisors that aggregate trades for groups of investors through omnibus or pooled account arrangements, provided that the cost to HCMFA (or its affiliates) for providing or paying for any selling or administrative servicing activities in connection with investor accounts on such programs or platforms does not typically exceed an amount equal to 0.65% (including the 0.50% distribution and service fees or Rule 12b-1 fees) of the average net asset value of such accounts. There is no program asset size or minimum investment requirements for initial and subsequent purchases of shares by eligible omnibus account investors.

Although Class R Shares pay a lower Rule 12b-1 fee than Class C Shares, Class R Shares pay a higher Rule 12b-1 fee than Class A Shares and never convert to Class A Shares.

Trail commissions of up to 0.50% may be paid to by the Underwriter to Financial Advisors that provide on-going services with respect to Class R Shares.

Purchasing Class Y Shares — Institutional Investors

Your purchase of Class Y Shares are made at NAV without a sales charges or CDSC. Class Y Shares are only available to eligible investors.

Class Y Shares are available to investors who invest through programs or platforms maintained by Financial Advisors, provided that the cost to HCMFA (or its affiliates) for providing or paying for any selling or servicing activities in connection with investor accounts on such programs or platforms does not typically exceed an amount equal to 0.15% of the average net asset value of such accounts. There is no program asset size or minimum investment requirements for initial and subsequent purchases of shares by eligible investors investing through programs or platforms maintained by Financial Advisors.

Class Y Shares may also be purchased by: (i) existing Class Y shareholders of record that still hold Class Y Shares of any Fund as of January 29, 2008; and (ii) all other institutional investors, including defined benefit plans, endowments, foundations and corporations purchasing shares for their own accounts directly with the Fund, with a minimum initial investment of $1 million in the Fund for each such investor.

Individual investors that invest directly with the Fund are not eligible to invest in Class Y Shares.

Redemption of Shares

The Fund redeems its shares based on the NAV next determined after the Transfer Agent or Financial Advisor receives your redemption request in good order. The Fund reserves the right to reject any redemption request that is not in good order. The specific requirements for good order depend on the type of account and transaction and the method of redemption. Contact HCMFA if you have any questions about your particular circumstances. Generally, “good order” means that the redemption request meets all applicable requirements described in this Prospectus. See “Net Asset Value” for a description of the calculation of NAV per share.

You can redeem shares of the Fund on any day that the NYSE is open for business. The Fund, however, may suspend the right of redemption and postpone payment for more than seven days: (i) during periods when trading on the NYSE is closed on days other than weekdays or holidays; (ii) during periods when trading on the NYSE is restricted; (iii) during any emergency which makes it impractical for the Fund to dispose of its securities or fairly determine the NAV of the Fund; and (iv) during any other period permitted by the SEC for your protection.

The Fund is meant for long-term investing. It is not meant for “market timing” or other types of frequent or short-term trading (“disruptive trading”). Disruptive trading can adversely affect Fund performance and the interests of long-term investors by, among other things, interfering with the efficient management of the Fund’s investment portfolio. Accordingly, the Fund has adopted, and the Board has approved, policies and procedures reasonably designed to monitor Fund trading activity and, where disruptive trading is detected, to take action to stop such activity. The Fund reserves the right to amend these policies and procedures at any time without prior notice to investors or Financial Advisor.

Direct Investor Accounts. An investor that redeems or exchanges out of (or purchases) the Fund within 30 days of a purchase or exchange into (or redemption out of) the Fund may be restricted from further investing in the Fund or exchanging between the Fund and other funds advised by HCMFA, subject to the exceptions described below, all without prior notice to the investor. The Fund may also restrict investments and exchanges by investors that are believed to have engaged in a pattern of disruptive trading. In addition, the Fund may reject purchase orders or terminate or restrict the exchange privileges of any account associated with a broker-dealer representative, branch office, or firm that the Fund has determined to be a source or facilitator of disruptive trading, even if no disruptive trading has occurred in that particular account. Exchanges and purchases may be permitted again for restricted investors under certain circumstances in the sole discretion of HCMFA. The foregoing restrictions apply to direct investor accounts and do not apply to shares held on the books of

Financial Advisors through omnibus accounts with the Fund. The restrictions applicable to omnibus accounts with Financial Advisors are discussed below.

The restrictions described above do not apply to (1) systematic withdrawals (e.g., regular periodic automatic redemptions, dividend and capital gain distributions, and systematic share class conversions); (2) systematic purchases (e.g., regular periodic automatic purchases, payroll contributions, and dividend reinvestments) where the entity maintaining the shareholder account is able to identify the transaction as a systematic withdrawal or purchase; (3) transactions by fund-of-funds advised by HCMFA (4) transactions initiated by the trustee or adviser to a donor advised charitable fund; and (5) certain transactions (plan contributions, plan benefit payments, plan expenses and portfolio rebalancing) by defined benefit plans that receive asset allocation services by HCMFA. The Fund may also exclude small transactions less than an amount set from time to time under the Fund’s policies.

Omnibus Accounts with Financial Advisors. The Fund is also offered through Financial Advisors that may establish an “omnibus” account with the Fund. Because the Fund may not receive information on the trading activity of the underlying individual investors, it may be difficult or impossible for the Fund to detect or stop disruptive trading in omnibus accounts. The difficulty may be even greater if there are multiple tiers of Financial Advisors or if omnibus accounts are used to hide disruptive trading within the trading activity of a large number of underlying investors.

In deciding whether to establish an omnibus account with a Financial Advisor, the Fund will consider whether the Financial Advisor has its own disruptive trading policies and procedures (which policies and procedures may differ materially from those applied by the Fund to direct accounts). If the Financial Advisor has its own disruptive trading policies and procedures, the Fund will seek assurance from the Financial Advisor that such policies and procedures will be effectively enforced.

If the Financial Advisor does not have its own disruptive trading policies and procedures, the Fund will seek to obtain the Financial Advisor’s cooperation in enforcing the Fund’s disruptive trading policies and procedures to the extent feasible. Such cooperation may include periodically providing the Fund with the trading activity of its underlying investors and, if disruptive trading is detected by the Fund, making efforts to stop it.

There are a number of existing omnibus accounts with Financial Advisors that were established prior to the adoption of the foregoing policies and procedures. These Financial Advisors may not have their own disruptive trading policies and procedures and/or the Fund may not have obtained their cooperation in enforcing the Fund’s disruptive trading policies and procedures. The Fund will continue to make reasonable efforts to work with these Financial Advisors to implement the policies and procedures described above, although there is no guarantee that such efforts will be successful.

Defined Contribution Plans. Participants in certain defined contribution plans that exchange out of the Fund may be restricted from further exchanging back into the Fund for a period of at least 30 days. This restriction does not affect the participant’s ability to exchange into any investment option that has not been restricted or the participant’s ability to continue contributions into the participant’s defined contribution plan (including the Fund). This restriction also does not apply to certain withdrawals (such as distributions, hardship withdrawals and plan loans), systematic rebalancing or loan repayments.

Reservation of Rights to Reject Purchase or Exchange Orders. The Fund reserves the right to reject any purchase or exchange order at any time for any reason without prior notice to the investor or Financial Advisor.

Limitations on Ability to Prevent Disruptive Trading. Despite the efforts of the Fund and the Underwriter to protect the Fund from harm caused by disruptive trading, there is no guarantee that the Fund’s disruptive trading policies and procedures will be effective. As discussed above, it may be difficult or impossible for the Fund to detect or stop disruptive trading in certain omnibus accounts with Financial Advisors. Regardless of whether those Financial Advisors have their own disruptive trading policies and procedures or cooperate in enforcing the Fund’s policies and procedures to the extent feasible, there is no guarantee that they will be effective and they may differ materially from those applied by the Fund to direct accounts. In addition, investors that purposely engage in disruptive trading may employ strategies to avoid detection. Consequently, the Fund may not be able to detect or stop disruptive trading until harm to the Fund has already occurred.

Risks of Disruptive Trading. Disruptive trading, especially involving large dollar amounts, may adversely affect Fund performance and the interests of long-term investors by interfering with efficient portfolio management and the implementation of long-term investment strategies. In particular, disruptive trading may: (1) require the Fund to keep more assets in cash or other liquid holdings than it would otherwise consider appropriate, causing the Fund to miss out on gains in a rising market; (2) require the Fund to sell some of its investments sooner than it would otherwise consider appropriate in order to honor redemptions; and (3) increase brokerage commissions and other portfolio transaction expenses by causing the Fund to buy and sell securities more frequently as assets move in and out.

Because it may invest in foreign securities, the Fund may be particularly susceptible to disruptive trading because of investors attempting to engage in “time-zone arbitrage,” a trading strategy that exploits the fact that the closing prices of foreign securities owned by the Fund are established some time before the Fund calculates its own share price (which typically occurs at 4:00 p.m. Eastern Time). Because it invests significantly in high-yield bonds or small-cap equity securities, the Fund may be particularly susceptible to disruptive trading because of investors attempting to engage in “liquidity arbitrage,” a trading strategy that exploits knowledge of the value of securities and the fact that they are often infrequently traded. Such disruptive trading strategies may interfere with the efficient management of the Fund’s portfolio to an even greater degree than other types of disruptive trading and may dilute the value of Fund shares held by other investors.

Financial Advisors may impose short-term trading restrictions that differ from those of the Fund. Any shareholder purchasing shares of the Fund through a Financial Advisor should check with the Financial Advisor or the Fund to determine whether the shares will be subject to a short-term trading fee.

The Fund reserves all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund’s view, is likely to engage in excessive trading or if such purchase or exchange is not in the best interests of the Fund and to limit, delay or impose other conditions on purchases or exchanges. The Fund has adopted a policy of seeking to minimize short-term trading in its shares and monitors purchase, exchange and redemption activities to assist in minimizing short-term trading.

You may redeem shares of the Fund through your Financial Advisor or its authorized designee or directly from the Fund through the Transfer Agent. Your Financial Advisor may charge a fee for such services. If you hold your shares in an individual retirement account (“IRA”), you should consult a tax advisor concerning the current tax rules applicable to IRAs. Outlined below are various methods for redeeming shares:

Method	Instructions
By letter

You may mail a letter requesting redemption of shares to: “Highland Funds II—Energy MLP Fund,” P.O. Box 8656, Boston, MA 02266-8656. Your letter should state the name of the Fund, the share class, the dollar amount or number of shares you are redeeming and your account number. You must sign the letter in exactly the same way the account is registered. If there is more than one owner of shares, all must sign. A Medallion signature guarantee is required for each signature on your redemption letter. You can obtain a Medallion signature guarantee from financial institutions, such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a Medallion signature guarantee. If the account is registered to a corporation, trust or other entity, additional documentation may be needed. Please call 1-877- 665-1287 for further details.

Method	Instructions
By telephone

Unless you have requested that telephone redemptions from your account not be permitted, you may redeem your shares in an account (excluding an IRA) directly registered with the Transfer Agent by calling 1-877- 665-1287. If the Transfer Agent acts on telephone instructions after following reasonable procedures to protect against unauthorized transactions, neither the Transfer Agent nor the Fund will be responsible for any losses due to unauthorized telephone transactions and instead you would be responsible. You may request that proceeds from telephone redemptions be mailed to you by check (if your address has not changed in the prior 30 days) or forwarded to you by bank wire. If you would like to request that such proceeds be invested in shares of other registered, open-end investment companies advised by the Adviser and distributed by the Underwriter, please see “Exchange of Shares” below. Among the procedures the Transfer Agent may use are passwords or verification of personal information. The Fund may impose limitations from time to time on telephone or Internet redemptions.

Proceeds by check	The Fund will make checks payable to the name(s) in which the account is registered and normally will mail the check to the address of record within seven days.
Proceeds by bank wire

The Fund accepts telephone or Internet requests for wire redemption in amounts of at least $1,000. The Fund will send a wire to either a bank designated on your new account application or on a subsequent letter in good order as described above under the instructions for redeeming shares “By letter.” The proceeds are normally wired on the next business day.

Automatic Cash Withdrawal Plan

You may automatically redeem shares on a monthly basis if you have at least $10,000 in your account and if your account is directly registered with the Transfer Agent. Call 1-877- 665-1287 or visit http://www.highlandfunds.com/Tools/Forms for more information about this plan.

Involuntary Redemption

The Fund may redeem all shares in your account (other than an IRA) if their aggregate value falls below $5,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing if the Fund initiates such action and allowed 30 days to increase the value of your account to at least $5,000.

Redemption Proceeds

A redemption request received by the Fund will be effected at the NAV per share next determined after the Fund receives the request in good order. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If, however, you purchased your Fund shares by check or ACH transaction, and unless you have documentation satisfactory to the Fund that your transaction has cleared, the Fund may hold proceeds for shares purchased by check or ACH until the purchase amount has been deemed collected, which is eight business days from the date of purchase for checks and five business days from the date of purchase for ACH transactions. While the Fund will delay the processing of the payment until the check clears, your shares will be valued at the NAV per share next determined after receipt by the Transfer Agent or your Financial Advisor of your redemption request in good order.

The Fund may pay your redemption proceeds wholly or partially in portfolio securities. Payments would be made in portfolio securities, which may include illiquid securities, only if the Adviser or the Board believes that it would be in the Fund’s best interests not to pay redemption proceeds in cash. If the Fund pays your redemption proceeds in portfolio securities, you will be exposed to market risk until you convert these portfolio securities into cash, and you will likely pay commissions and potentially recognize taxable income or gains upon any such conversion. If you receive illiquid securities, you could find it more difficult to sell such securities and may not be able to sell such securities at prices that reflect the Adviser’s or your assessment of their fair value or the amount paid for them by the Fund. Illiquidity may result from the absence of an established market for such securities as well as legal, contractual or other restrictions on their resale and other factors. Unless you are a tax-exempt investor or investing through a tax-deferred retirement plan or other tax-advantaged arrangement, a redemption of shares is generally a taxable event, whether you receive the redemption proceeds in cash or securities, and you may realize a gain or a loss for U.S. federal income tax purposes (see “Taxation”).

Exchange of Shares

Shareholders of the Fund may exchange Fund shares on any business day for shares of the same share class of any series of Highland Funds II (currently, Highland Energy MLP Fund, Highland Global Allocation Fund, Highland Dividend Equity Fund, Highland Premier Growth Equity Fund, Highland Small-Cap Equity Fund, Highland Fixed Income Fund, Highland Tax-Exempt Fund and Highland Total Return Fund) and Highland Funds I, except for the Highland/iBoxx Senior Loan ETF, (currently, Highland Long/Short Equity Fund, Highland Long/Short Healthcare Fund and Highland Floating Rate Opportunities Fund) and such exchanges will be effected at the relative daily NAVs per share. If you do not currently have an account in the fund into which you wish to exchange your shares, you will need to exchange enough Fund shares to satisfy such fund’s current minimum investment account requirement. Call 1-877-665-1287 for the applicable prospectus, including applicable investment minimums, and read it carefully before investing.

Additionally, you can also exchange your Fund shares on any business day for shares of the Highland Liquid Reserves Fund (the “Liquid Reserves Fund”), a money market mutual fund advised by SSgA Funds Management, Inc. The minimum to open an account in the Liquid Reserves Fund is currently $1,000. Call 1-877-665-1287 for the Liquid Reserves Fund prospectus, including applicable investment minimums, and read it carefully before investing.

Shareholders of the Fund may exchange their shares daily for shares of a different class of the Fund, provided that such shareholder is eligible to purchase shares of the requested class (a “Same-Fund Exchange”).

If the shares of the Fund or any fund that you are exchanging (the “Exchanged Shares”) are subject to a CDSC, you will not be charged that CDSC upon the exchange. However, when you sell the shares acquired through the exchange (the “Acquired Shares”), the shares sold may be subject to a CDSC, depending upon when you originally purchased the Exchanged Shares. For purposes of determining the applicability of a CDSC, the length of time you own your shares will be computed from the date of your original purchase of the Exchanged Shares (and includes the period during which the Acquired Shares were held), and the applicable CDSC will be based on the CDSC schedule of the Exchanged Shares. No CDSC is charged when you exchange your shares of the Fund into the Liquid Reserves Fund; however, notwithstanding any statement above to the contrary, the applicable CDSC (based on the CSDC schedule of the Exchanged Shares) will be imposed when shares are redeemed from the Liquid Reserves Fund and will be calculated without regard to the holding time of the Liquid Reserves Fund.

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, the Fund may reject any exchange request for any reason, including if they do not think that the exchange is in the best interests of the Fund and/or its shareholders. The Fund may also terminate your exchange privilege if the Adviser determines that your exchange activity is likely to adversely impact its ability to manage the Fund or if the Fund otherwise determines that your exchange activity is contrary to its short-term trading policies and procedures.

Unless you are a tax-exempt investor or investing through a tax-deferred retirement plan or other tax-advantaged arrangement, an exchange is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes (see “Taxation”).

To exchange via the Internet, visit the Fund’s website at http://www.highlandfunds.com. To exchange by telephone, call 1-877-665-1287. Please have your account number and taxpayer identification number available when calling.

Cost Basis Reporting

Upon the redemption or exchange of your shares in the Fund, the Fund or, if you purchase your shares through a Financial Advisor or other intermediary, your Financial Advisor or other intermediary, as applicable, generally will be required to provide you and the Internal Revenue Service (“IRS”) with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. Please contact the Fund’s Transfer Agent at 1-877-665-1287 or consult your Financial Advisor or other intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.

Distribution and Shareholder Service Fees

The Fund is authorized under a distribution plan (the “Plan”) to use the assets attributable to the Fund’s Class A, Class C, Class R, and Class Y Shares, as applicable, to finance certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class A, Class C, Class R, and Class Y Shares and the services provided to you by your Financial Advisor. The Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares.

Under the Plan, distribution and service fees paid by the Fund to the Underwriter will be at the rates shown in the table below. The Underwriter may pay all or a portion of these fees to Financial Advisors whose clients own shares of the Fund. These payments may include fees payable to NexBank Securities, Inc., a FINRA member broker-dealer that is an affiliate of HCMFA. Because the distribution and service fees are payable regardless of the Underwriter’s expenses, the Underwriter may realize a profit from the fees. The Plan authorizes any other payments by the Fund to the Underwriter and its affiliates to the extent that such payments might be construed to be indirect financing of the distribution of shares of the Fund. Because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of FINRA.

The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fees materially without approval by a vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated with respect to a class at any time by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

In addition to payments under the Plan, from time to time the Fund may pay broker-dealers and other intermediaries account-based fees for networking and account maintenance.

In addition, HCMFA may, from time to time, at its own expense out of its own financial resources, make cash payments to broker-dealers and any other financial intermediaries (directly and not as an expense of the Fund) as an incentive to sell shares of the Fund and/or to promote retention of its customers’ assets in the Fund. Such cash payments may be calculated on sales of shares of the Fund (“Sales-Based Payments”) or on the average daily net assets of the Fund attributable to that particular broker-dealer or other financial intermediary (“Asset-Based Payments”). HCMFA may agree to make such cash payments to a broker-dealer or other financial intermediary in the form of either or both Sales-Based Payments and Asset-Based Payments. HCMFA may also make other cash payments to broker-dealers or other financial intermediaries in addition to or in lieu of Sales-Based Payments and Asset-Based Payments, in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those broker-dealers or other financial intermediaries and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; allocable portions, based on shares of the Fund sold, of salaries and bonuses of registered representatives of an affiliated broker-dealer or other financial intermediary that is a Financial Advisor; or other expenses as determined in HCMFA’s’ discretion, as applicable. In certain cases these other payments could be significant to the broker-dealers or other financial intermediaries. Any payments described above will not change the price paid by investors for the purchase of the shares of the Fund, the amount that the Fund will receive as proceeds from such sales, or the amounts payable under the Plan. HCMFA determines the cash payments described above in its discretion in response to requests from broker-dealers or other financial intermediaries, based on factors it deems relevant. Broker-dealers and other financial intermediaries may not use sales of the Fund’s shares to qualify for any incentives to the extent that such incentives may be prohibited by law. Amounts paid by HCMFA to any broker-dealer or other financial intermediary in connection with the distribution of any shares of the Fund will count towards the maximum imposed by FINRA on Underwriter compensation in connection with the public offering of securities. In addition, HCMFA may utilize its own resources to compensate the Underwriter for distribution or service activities on behalf of the Fund. These payments are not reflected in the annual fund operating expenses section of the “Fees and Expenses” tables for the Fund.

Distribution and Shareholder Service Fee Rates

Class	Distribution Fee	Service Fee

Class A	0.10%	0.25%

Class C	0.75%	0.25%

Class R	0.25%	0.25%

Class Y	None	None

Net Asset Value (NAV)

The NAV per share of the Fund’s Class A, Class C, Class R and Class Y Shares is calculated as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time, on each day that the NYSE is open for business. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day or on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The NAV per share of each class of shares of the Fund is computed by dividing the value of the Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the class of shares by the total number of shares of the class outstanding at the time the determination is made. The price of a particular class of the Fund’s shares for the purpose of purchase and redemption orders will be based upon the calculation of NAV per share of the Fund next made after the purchase or redemption order is received in good order. The value of the Fund’s portfolio assets may change on days the Fund is closed and on which you are not able to purchase or sell your shares.

The Fund’s portfolio securities are valued in accordance with the Fund’s valuation policies approved by the Board. The value of the Fund’s investments is generally determined as follows:

•	Portfolio securities for which market quotations are readily available are valued at their current market value.

•

Foreign securities listed on foreign exchanges are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or redeem shares of the Fund.

•

Investments by the Fund in any other mutual fund are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

•

All other portfolio securities, including derivatives and cases where market quotations are not readily available or when the market price is determined to be unreliable, are valued at fair value as determined in good faith pursuant to procedures established by the Board. Pursuant to the Fund’s pricing procedures, securities for which market quotations are not readily available or for which the market price is determined to be unreliable may include, but are not limited to, securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Fund which holds the security). Market quotations may also be not “readily available” if a significant event occurs after the close of the principal exchange on which a portfolio security trades (but before the time for calculation of the Fund’s NAV) if that event affects or is likely to affect (more than minimally) the NAV per share of the Fund. In determining the fair value price of a security, HCMFA may use a number of other methodologies, including those based on discounted cash flows, multiples, recovery rates, yield to maturity, discounts to public comparables. Fair value pricing involves judgments that are inherently subjective and inexact; as a result, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

Additional Information Regarding Deferred Tax Liability

In calculating the Fund’s daily NAV, the Fund will, among other things, account for its deferred tax liability and/or asset balances.

The Fund accrues, in accordance with generally accepted accounting principles, a deferred income tax liability balance at the currently effective statutory U.S. federal corporate income tax rate (generally at a rate of 35%) plus an assumed state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating income or gains. The Fund’s current and deferred tax liability, if any, depends upon the Fund’s net investment gains and losses and realized and unrealized gains and losses on investments and therefore may vary greatly from year to year and from day to day depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Any deferred tax liability balance reduces the Fund’s NAV.

The Fund also accrues, in accordance with generally accepted accounting principles, a deferred tax asset balance which reflects an estimate of the Fund’s future tax benefit associated with net operating losses, capital loss carryforwards and unrealized losses. Any deferred tax asset balance increases the Fund’s NAV. To the extent the Fund has a deferred tax asset balance, the Fund assesses, in accordance with generally accepted accounting principles, whether a valuation allowance, which would offset the value of some or all of the Fund’s deferred tax asset balance, is required. Pursuant to Financial Accounting Standards Board Accounting Standards Codification 740 (FASB ASC 740), the Fund assesses a valuation allowance to reduce some or all of the deferred tax asset balance if, based on the weight of all available evidence, both negative and positive, it is more likely than not that some or all of the deferred tax asset will not be realized. The Fund uses judgment in considering the relative impact of negative and positive evidence. The weight given to the potential effect of negative and positive evidence is commensurate with the extent to which such evidence can be objectively verified. The Fund’s assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are dependent on, among other factors, future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may be limited or expire unused. However, this assessment generally may not consider the potential for market value increases with respect to the Fund’s investments in equity securities of MLPs or any other securities or assets. Significant weight is given to the Fund’s forecast of future taxable income, which is based on, among other factors, the expected continuation of MLP cash distributions at or near current levels. Consideration is also given to the effects of the potential for additional future realized and unrealized gains or losses on investments and the period over which deferred tax assets can be realized, as federal tax net operating loss carry forwards expire in twenty years and federal capital loss carry forwards expire in five years for regular C Corporations. Recovery of a deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. The Fund assesses whether a valuation allowance is required to offset some or all of any deferred tax asset in connection with the calculation of the Fund’s NAV per share each day; however, to the extent the final valuation allowance differs from the estimates the Fund used in calculating the Fund’s daily NAV, the application of such final valuation allowance could have a material impact on the Fund’s NAV.

The Fund’s deferred tax asset and/or liability balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. The Fund relies to some extent on information provided by MLPs in determining the extent to which distributions received from MLPs constitute a return of capital, which information may not be provided to the Fund on a timely basis, in order to estimate the Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. If such information is not received from such MLPs on a timely basis, the Fund estimates the extent to which distributions received from MLPs constitute a return of capital based on average historical tax characterization of distributions made by MLPs. Average historical tax characterization of distributions is determined by reference to historical data, if available, specific to each MLP in which the Fund invests; when no such data are available, the Fund generally relies on industry-wide data. The Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability. Actual income tax expense, if any, will be incurred over many years, depending on if and when investment gains and losses are realized, the then-current basis of the Fund’s assets, the amount of time the Fund holds a particular MLP investment, the composition of the Fund’s portfolio and other factors. As a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV. The Fund’s daily NAV calculation is based on then current estimates and assumptions regarding the Fund’s deferred tax liability and/or asset balances and any applicable valuation allowance, based on all information available to the Fund at such time. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating and capital losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV per share, which could be material.

Distributions

The Fund intends to make quarterly cash distributions of all or substantially all cash distributions the Fund receives from MLP investments, after allowance for any fund-level taxes, to its shareholders.

Due to the tax treatment of the Fund’s allocations and distributions from MLPs (as discussed in “Taxation” below), HCM expects that a significant portion of the Fund’s distributions to shareholders will typically be treated as a return of capital in the hands of shareholders for U.S. federal income tax purposes (i.e., as distributions in excess of the Fund’s current and accumulated earnings and profits as described below). However, no assurance can be given in this regard; just as the Fund’s corporate income tax liability can fluctuate materially from year to year, the extent to which the Fund is able to make return-of-capital distributions also can vary materially from year to year depending on a number of different factors, including the composition of the Fund’s portfolio (i.e., as between MLP equity securities and other investments), the level of allocations of net income and other tax items for the Fund from its underlying MLP investments during a particular taxable year, the length of time the Fund has owned the MLP equity securities in its portfolio, and the extent to which the Fund disposes of MLP equity securities during a particular year, including, if necessary, to meet Fund shareholder redemption requests.

In general, a distribution will constitute a return of capital to a shareholder, rather than a dividend, to the extent such distribution exceeds the Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will constitute a tax-free return of capital to the extent of the shareholder’s basis in its Fund shares and thereafter generally will be taxable to the shareholder as capital gain. Any such distribution, in turn, will result in a reduction in a shareholder’s basis in the Fund’s shares (but not below zero) to the extent of the return of capital and in the shareholder’s recognizing more gain or less loss (that is, will result in an increase of a shareholder’s tax liability) when the shareholder later sells shares of the Fund. To permit the Fund to maintain a more stable distribution rate, the Fund may distribute less or more than the entire amount of cash it receives from its investments in a particular period. Any undistributed cash would be available to supplement future distributions, and until distributed would add to the Fund’s net asset value. Correspondingly, such amounts, once distributed, will be deducted from the Fund’s net asset value. In addition, in the discretion of the Fund, the Fund may determine not to make distributions in quarters in which the Fund believes that a distribution could cause adverse tax consequences to shareholders, including when the Fund believes that a distribution may not constitute a tax-free return of capital as described above. See “Taxation” below.

Unless you instruct the Fund to pay dividends, or distributions in excess of the Fund’s earnings and profits, to you in a check mailed to you, they will automatically be reinvested in your account. There are no fees or charges to reinvest dividends or distributions in excess of the Fund’s earnings and profits. Dividends, or distributions in excess of the Fund’s earnings and profits, that are reinvested in additional shares of the Fund are generally treated in the same manner for U.S. federal income tax purposes as comparable cash dividends or distributions. See “Taxation” below.

Taxation

The following discussion is a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment may have other tax implications. The discussion reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authorities, as of the date of this Prospectus. These authorities may be changed, possibly with retroactive effect, or subject to new legislative, administrative or judicial interpretations. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax law concerns affecting the Fund and its shareholders, or to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders, such as foreign persons, that may qualify for special treatment under U.S. federal income tax laws. The discussion set forth herein does not constitute tax advice. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you in light of your particular circumstances. For more information, including for a summary of certain tax consequences to foreign investors of investing in the Fund, please see “Income Tax Considerations” in the SAI.

Taxation of the Fund

The Fund is taxable as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes and thus will pay entity-level taxes as described below. The Code generally provides that an investment company registered under the 1940 Act that elects to be treated and qualifies each taxable year as a regulated investment company (“RIC”) under Subchapter M of the Code, including by complying with applicable qualifying income, diversification and distribution requirements, does not pay any entity-level U.S. federal income tax on any income or gains that the investment company distributes to its shareholders. The Fund previously elected to be treated as a RIC under the Code and qualified for the special treatment accorded RICs and their shareholders under the Code for its taxable years ending on or before September 30, 2012.

Effective February 1, 2013, the Fund determined to revise its principal investment strategies and begin investing substantially in MLP securities. Accordingly, beginning with its taxable year ending September 30, 2013, and continuing for its current and future taxable years, the Fund does not meet certain of the requirements for treatment under the Code as a RIC, including the asset diversification requirement because its investments in MLP securities exceed the maximum percentage of a corporation’s assets that the Code permits a corporation to hold while qualifying as a RIC. Therefore, the Fund is generally subject to U.S. federal income tax on its taxable income at the rates applicable to regular C corporations (generally at a rate of 35%). Such taxable income generally includes, among other items, all of the Fund’s net income and gains from its investments, less Fund expenses. The Fund will be subject to a 20% alternative minimum tax on its alternative minimum taxable income to the extent, if any, that the alternative minimum tax exceeds the Fund’s regular income tax liability, as described further below. The Fund’s payment of corporate income tax or alternative minimum tax could materially reduce the amount of cash available for the Fund to make distributions on Fund shares. In addition, distributions to Fund shareholders will be taxed under U.S. federal income tax laws applicable to corporate distributions, as described further below, and thus the Fund’s income will be subject to two layers of taxation.

As a regular C corporation, the Fund is also subject to state income tax on its taxable income, and may also be subject to state franchise tax or local or foreign taxes.

For information about the potential effects of deferred income tax liabilities and/or asset balances on the calculation of the Fund’s net asset value, see “Additional Information Regarding Deferred Tax Liability” above.

To the extent the Fund has a net capital loss in any tax year, the net capital loss generally can be carried back three years and forward five years to offset any capital gains realized during those other years. To the extent the Fund has a net operating loss in any tax year, the net operating loss generally can be carried back two years or forward twenty years to reduce the Fund’s net income realized during those other years. In the event a capital loss carryover or net operating loss carryover cannot be utilized in the carryover periods, the Fund’s U.S. federal income tax liability may be higher than expected, which will result in less cash available to distribute to shareholders.

As described above, the Fund has invested and intends to continue to invest a substantial portion of its assets in equity securities of MLPs. MLPs are generally characterized as “publicly traded partnerships” for U.S. federal income tax purposes because MLPs are typically organized as limited partnerships or limited liability companies that are publicly traded. The Code generally requires all publicly traded partnerships to be treated as corporations for U.S. federal income tax purposes. If, however, a publicly traded partnership derives at least 90% of its gross income annually from qualifying sources described in Section 7704 of the Code, the publicly traded partnership will be treated as a partnership for U.S. federal income tax purposes. These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development,

45

production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. The Fund invests primarily in MLPs that are taxed as partnerships for U.S. federal income tax purposes, and references in this discussion to MLPs include only MLPs that are so taxed. If any of the MLPs in which the Fund invests were treated as corporations for U.S. federal income tax purposes, such MLP would be required to pay U.S. federal income tax on its taxable income and the after-tax return to the Fund with respect to its investment in such MLP could be significantly reduced.

When the Fund invests in equity securities of MLPs, the Fund is a partner in each such MLP. Accordingly, the Fund is required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and other tax items of each such MLP so as to reflect the Fund’s interest in each MLP, whether or not the MLP distributes cash to the Fund. A cash distribution from an MLP is treated as a tax-free return of capital to the extent of the Fund’s tax basis in its MLP interest and as gain from the sale or exchange of the MLP interest to the extent the distribution exceeds the Fund’s tax basis in its MLP interest. Based upon a review of the historic results of the type of MLPs in which the Fund intends to invest, HCM expects that, at least in the early years of the Fund’s life, the cash distributions it will receive with respect to its investments in equity securities of MLPs will typically exceed the taxable income allocated to the Fund from such MLPs (and any such excess will not be currently taxable to the Fund but rather will result in a reduction of the Fund’s adjusted tax basis in the corresponding MLP shares, as described further below). This result can be affected by a number of different factors, including the availability of accelerated depreciation and other significant deductions at the MLP level, and the length of time the Fund holds a particular MLP investment. Thus, no assurance can be given that this result will be obtained. If this expectation is not realized, the Fund will generally have a larger corporate income tax expense than expected, which could result in less cash available to distribute to shareholders, a reduced share value, and a higher percentage of its distributions in a taxable year constituting dividends in the hands of Fund shareholders, as described below. In particular, because of the accelerated deductions available with respect to a MLP’s activities, the longer the Fund holds its MLP interests, the more likely it is that the Fund will realize taxable income or gain in excess of economic gain with respect to its interests in the MLP on the disposition of such MLP shares (or if the Fund does not dispose of the MLP shares, that the Fund will realize taxable income or gain in excess of cash flow with respect to the MLP shares).

In addition, for purposes of calculating the Fund’s alternative minimum taxable income, the Fund’s allocable share of certain percentage-depletion deductions and intangible drilling costs of the MLPs in which the Fund invests may be treated as items of tax preference. Such items will increase the Fund’s alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

The Fund is subject to U.S. federal income tax at the regular corporate tax rates on any income or gain recognized by the Fund on any sale of equity securities of an MLP. As explained above, cash distributions from an MLP to a Fund that exceed the taxable income allocated to such Fund from such MLP will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in such Fund’s adjusted tax basis in the MLP equity securities will increase the amount of income or gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. From time to time, the Fund may be required to sell MLP securities to meet shareholder redemption requests, in which case it could recognize significant income or gains, which would generally result in federal and state income taxes imposed on the Fund taxes and decrease cash available for distribution to shareholders.

Investments in securities other than MLP equity securities may well generate current taxable income to the Fund on which it will currently be required to pay income taxes, thus potentially reducing the amount of cash available for distribution to the Fund shareholders, the amount of distributions treated as a return of capital in the hands of Fund shareholders, and the Fund’s share value.

Any investment by the Fund in foreign securities may be subject to withholding or other taxes imposed by foreign countries on dividends, interest, or capital gains. Tax treaties between the U.S. and other countries may reduce or eliminate such taxes. Foreign taxes paid by the Fund may reduce the return from the Fund’s investments to the extent that the Fund is unable to claim foreign tax credits in respect of such taxes.

Certain of the Fund’s other investment practices, including entering into futures, options and other derivative transactions, short sales, and its hedging activities, generally, as well as the Fund’s investments in certain types of securities, including preferred stock, debt obligations issued or purchased at a discount, and foreign debt securities, may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iii) adversely affect the time as to when a purchase or sale of stock or other securities is deemed to occur; (iv) cause the Fund to recognize taxable income or gain without a corresponding receipt of cash, or (v) otherwise adversely alter the characterization of certain complex financial transactions.

Federal Income Taxation of Shareholders

Taxation of Distributions. Distributions by the Fund in respect of Fund shares (other than, in general, distributions paid in redemption of Fund shares, as described below) will be taxable to a Fund shareholder as dividend income to the extent the distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Dividend income is generally taxable to shareholders as ordinary income. However, subject to certain holding period and other requirements, such dividend income will generally be eligible for the dividends-received deduction in the case of corporate Fund shareholders and will generally be treated as “qualified dividend income” eligible for taxation at net capital gain rates for non-corporate Fund shareholders (including individuals). Corporations are currently taxed at the same rate on ordinary income as on capital gains. Net capital gain rates are currently lower than ordinary income tax rates for individuals.

To the extent that the amount of any distribution exceeds the Fund’s current and accumulated earnings and profits for a taxable year, as determined under U.S. federal income tax principles, the distribution will first be treated as a tax-free return of capital, causing a reduction in the adjusted basis of Fund shares (but not below zero), thereby increasing the amount of gain, or decreasing the amount of loss, to be recognized by a Fund shareholder on a subsequent disposition of the Fund shares; the balance in excess of adjusted basis will be taxed as capital gain. Any such capital gain will be long-term capital gain includible in net capital gain if such Fund shareholder has held the applicable Fund shares for more than one year.

A corporation’s earnings and profits are generally calculated by making certain adjustments to the corporation’s reported taxable income. As noted above, based upon the historic performance of MLPs similar to those in which the Fund invests, HCM anticipates that the distributed cash from the MLPs in its portfolio will generally exceed its earnings and profits, at least during the early years of the Fund’s operations. Thus, the Fund anticipates that only a portion of its distributions will be treated as dividends to Fund shareholders for U.S. federal income tax purposes, although no assurance can be given in this regard, as described earlier.

Because of the Fund’s status as a corporation for U.S. federal income tax purposes and its investments in MLP equity securities, the Fund’s earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. For instance, the Fund may use a less accelerated method of depreciation and depletion for purposes of computing its earnings and profits than the method used for purposes of calculating the taxable income of the MLP.

In that case, the Fund’s earnings and profits would not be increased solely by its allocable share of the MLP’s taxable income, but would also have to be increased for the amount by which the more accelerated depreciation and depletion methods used for purposes of computing taxable income exceed the less accelerated methods used for purposes of computing earnings and profits. Because of these differences, distributions by the Fund in excess of its taxable income may be treated as made out of the Fund’s current or accumulated earnings and profits, and hence treated as dividends to holders of Fund shares which are taxable to holders as dividend income, as described above.

Distributions are taxable as described herein whether shareholders receive them in cash or reinvest them in additional shares. The price of shares purchased at any time may reflect the amount of a forthcoming dividend or other distribution. If you purchase shares just prior to a dividend, you may receive a distribution that is taxable to you as an ordinary dividend even though it represents in part a return of your invested capital.

Taxation of Sales, Exchanges and Redemptions. If you sell, exchange, or otherwise dispose of any of your shares of the Fund (including through a redemption that is treated as a sale or exchange for U.S. federal income tax purposes), you will generally recognize a gain or loss in an amount equal to the difference between your adjusted tax basis in such shares of the Fund and the amount you receive upon disposition of such shares. Generally, a Fund shareholder’s adjusted tax basis in the Fund shares will be equal to the cost of the holder’s Fund shares, increased by distributions that are reinvested in additional shares of the Fund and reduced (but not below zero) by adjustments for distributions paid by the Fund in excess of its earnings and profits (i.e., returns of capital). If you hold your shares as capital assets, any such gain or loss will be long-term capital gain or loss if you have held (or are treated as having held) such shares for more than one year at the time of sale. All or a portion of any loss you realize on a taxable sale or exchange of your shares of the Fund will be disallowed if you acquire other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

The Fund generally expects redemptions of Fund shares to be treated as sales or exchanges for U.S. federal income tax purposes. For information about rules under which certain redemptions could instead be treated as distributions for U.S. federal income tax purposes taxable to the redeeming shareholder as dividend income, see the “Taxation” section of the Statement of Additional Information.

Medicare Tax. A 3.8% Medicare contribution tax is imposed on the “net investment income” of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. Net investment income generally includes for this purpose dividends paid by the Fund, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund or on distributions by the Fund in excess of both the Fund’s current and accumulated earnings and profits and the applicable shareholder’s basis in its Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Backup Withholding and Information Reporting. The Fund (or, if Fund shares are purchased through a Financial Advisor, a Financial Advisor) may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to you if: (i) you fail to provide the Fund (or Financial Advisor) with your correct taxpayer identification number (in the case of an individual, generally, such individual’s social security number) or to make the required certification; or (ii) the Fund (or Financial Advisor) has been notified by the IRS that you are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

The Fund will send you information after the end of each calendar year setting forth the amount and tax status of any dividends or other distributions paid to you by the Fund. Dividends and other distributions may also be subject to state, local and other taxes. In certain cases, the Fund may be required to amend tax information reported to shareholders in respect of a particular year. In this event, shareholders may be required to file amended U.S. federal income or other tax returns in respect of such amended information and pay additional taxes (including potentially interest and penalties), and may incur other related costs. Shareholders should consult their tax advisers in this regard.

Also, to the extent you redeem, exchange or otherwise dispose of your shares during the calendar year, the Fund will provide you with cost basis and certain related information after the end of that calendar year in respect of that redemption, exchange or other disposition, as described above in “Cost Basis Reporting.”

Investment by Tax-Exempt Investors and RICs.

The Fund serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by tax-exempt shareholders, including employee benefit plans and individual retirement plans. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

As explained above, a holder of Fund shares will not report on its federal income tax return any of the Fund’s items of gross income, gain, loss and deduction. Instead, the shareholder will simply report income with respect to Fund distributions or gain with respect to the sale of Fund shares, both of which will constitute qualifying income for a RIC as dividends or gain on the sale of stock or securities. Finally, because the Fund is a regular C corporation and not a RIC for U.S. federal tax purposes, its shares will not constitute automatically diversified assets for purposes of the RIC asset diversification test, but rather will be subject to the limitations applied to other securities set forth in that test.

THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE PROVISIONS OF THE CODE AND THE TREASURY REGULATIONS IN EFFECT AS THEY DIRECTLY GOVERN THE TAXATION OF THE FUND AND ITS SHAREHOLDERS. THESE PROVISIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE OR ADMINISTRATIVE ACTION, AND ANY SUCH CHANGE MAY BE RETROACTIVE. A MORE COMPLETE DISCUSSION OF THE TAX RULES APPLICABLE TO THE FUND CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS REGARDING SPECIFIC QUESTIONS AS TO U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME OR OTHER TAXES.

Financial Highlights

The financial highlights table that follows is intended to help you understand the Fund’s financial performance for the period from December 1, 2011 (commencement of operations) through September 30, 2012 and for the fiscal year ended September 30, 2013. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP (“KPMG”), the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, was included in the Fund’s Annual Report, which is incorporated by reference in the SAI and available upon request.

Highland Energy MLP Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30, 2013	For the Period Ended September 30, 2012(a)

Net Asset Value, Beginning of Period	$10.98	$10.00
Income from Investment Operations:

Net investment income (loss)(b)	(0.08)	0.01

Net realized and unrealized gain	1.06	1.02

Total from investment operations	0.98	1.03
Less Distributions Declared to Shareholders:

From earnings and profits	(1.32)	(0.05)

From return of capital	(0.32)	—

Total distributions declared to shareholders	(1.64)	(0.05)
Net Asset Value, End of Period	$10.32	$10.98

Total return(c)	10.07%	10.31	%(d)
Ratios to Average Net Assets(e)/Supplemental Data:

Net assets, end of period (in 000’s)	$38	$11

Total operating expenses	20.12%	6.88%

Waiver/reimbursement	(18.88)%	(4.63)%

Net operating expenses(f)	1.24%	2.25%

Dividends for short positions	—	0.02%

Net expenses(f)	1.24%	2.27%

Income tax expense	6.18%	—

Total expenses	7.42%	2.27%

Net investment income (loss)	(0.74)%	0.07%

Portfolio turnover rate(d)	177%	254%

(a)	Commenced operations on December 1, 2011.

(b)	Per share data was calculated using average shares outstanding during the period.

(c)

Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the adviser not absorbed a portion of expenses, total returns would have been lower.

(d)	Not annualized.

(e)	All ratios for the period have been annualized, unless otherwise indicated.

(f)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

Highland Energy MLP Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30, 2013	For the Period Ended September 30, 2012(a)

Net Asset Value, Beginning of Period	$10.96	$10.00
Income from Investment Operations:

Net investment loss(b)	(0.18)	(0.05)

Net realized and unrealized gain	1.10	1.02

Total from investment operations	0.92	0.97
Less Distributions Declared to Shareholders:

From earnings & profits	(1.22)	(0.01)

From return of capital	(0.32)	—

Total distributions declared to shareholders	(1.54)	(0.01)
Net Asset Value, End of Period	$10.34	$10.96

Total return(c)	9.42%	9.69	%(d)
Ratios to Average Net Assets(e)/Supplemental Data:

Net assets, end of period (in 000’s)	$20	$11

Total operating expenses	20.61%	7.53%

Waiver/reimbursement	(18.44)%	(4.63)%

Net operating expenses(f)	2.17%	2.90%

Dividends for short positions	—	0.02%

Net expenses(f)	2.17%	2.92%

Income tax expense	6.18%	—

Total expenses	8.35%	2.92%

Net investment loss	(1.68)%	(0.58)%

Portfolio turnover rate(d)	177%	254%

(a)	Commenced operations on December 1, 2011.

(b)	Per share data was calculated using average shares outstanding during the period.

(c)

Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the adviser not absorbed a portion of expenses, total returns would have been lower.

(d)	Not annualized.

(e)	All ratios for the period have been annualized, unless otherwise indicated.

(f)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

Highland Energy MLP Fund, Class R

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30, 2013	For the Period Ended September 30, 2012(a)

Net Asset Value, Beginning of Period	$10.98	$10.00
Income from Investment Operations:

Net investment loss(b)	(0.16)	(0.01)

Net realized and unrealized gain	1.13	1.03

Total from investment operations	0.97	1.02
Less Distributions Declared to Shareholders:

From earnings and profits	(1.29)	(0.04)

From return of capital	(0.32)	—

Total distributions declared to shareholders	(1.61)	(0.04)
Net Asset Value, End of Period	$10.34	$10.98

Total return(c)	10.02%	10.11	%(d)
Ratios to Average Net Assets(e)/Supplemental Data:

Net assets, end of period (in 000’s)	$11	$11

Total operating expenses	18.83%	7.03%

Waiver/reimbursement	(16.86)%	(4.63)%

Net operating expenses(f)	1.97%	2.40%

Dividends for short positions	—	0.02%

Net expenses(f)	1.97%	2.42%

Income tax expense	6.18%	—

Total expenses	8.15%	2.42%

Net investment loss	(1.52)%	(0.08)%

Portfolio turnover rate(d)	177%	254%

(a)	Commenced operations on December 1, 2011.

(b)	Per share data was calculated using average shares outstanding during the period.

(c)

Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the adviser not absorbed a portion of expenses, total returns would have been lower.

(d)	Not annualized.

(e)	All ratios for the period have been annualized, unless otherwise indicated.

(f)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

Highland Energy MLP Fund, Class Y

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30, 2013	For the Period Ended September 30, 2012(a)

Net Asset Value, Beginning of Period	$10.99	$10.00
Income from Investment Operations:

Net investment income (loss)(b)	(0.07)	0.04

Net realized and unrealized gain	1.11	1.02

Total from investment operations	1.04	1.06
Less Distributions Declared to Shareholders:

From earnings and profits	(1.37)	(0.07)

From return of capital	(0.32)	—

Total distributions declared to shareholders	(1.69)	(0.07)
Net Asset Value, End of Period	$10.34	$10.99

Total return(c)	10.62%	10.63	%(d)
Ratios to Average Net Assets(e)/Supplemental Data:

Net assets, end of period (in 000’s)	$3,392	$4,193

Total operating expenses	11.25%	6.53%

Waiver/reimbursement	(10.05)%	(4.63)%

Net operating expenses(f)	1.20%	1.90%

Dividends for short positions	—	0.02%

Net expenses(f)	1.20%	1.92%

Income tax expense	6.18%	—

Total expenses	7.38%	1.92%

Net investment income (loss)	(0.71)%	0.42%

Portfolio turnover rate(d)	177%	254%

(a)	Commenced operations on December 1, 2011.

(b)	Per share data was calculated using average shares outstanding during the period.

(c)

Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the adviser not absorbed a portion of expenses, total returns would have been lower.

(d)	Not annualized.

(e)	All ratios for the period have been annualized, unless otherwise indicated.

(f)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

Mailings to Shareholders

In order to reduce duplicative mail and expenses of the Fund, we may, in accordance with applicable law, send a single copy of the Fund’s Prospectus and shareholder reports to your household even if more than one family member in your household owns shares of the Fund. Additional copies of the Prospectus and shareholder reports may be obtained by calling 1-877-665-1287. If you do not want us to consolidate your Fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will furnish separate mailings, in accordance with instructions, within 30 days of your request.

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court, Suite 700

Dallas, Texas 75201

Investment Sub-Adviser

Highland Capital Management, L.P.

300 Crescent Court, Suite 700

Dallas, Texas 75201

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road Suite #8656

Canton, Massachusetts 02021-2809

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Distributor

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, Pennsylvania 19312

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

PO Box 8656 Boston

Massachusetts 02266-8656

www.highlandfunds.com

Highland Funds II

If you wish to know more

You will find additional information about the Fund in the following documents:

Statement of Additional Information (SAI): The SAI contains additional information about the Fund’s investment strategies and policies and is incorporated by reference and is legally considered a part of this Prospectus.

Annual/Semi-Annual Reports to Shareholders: Additional information about the Fund’s investments will be available in the Fund’s semi-annual report to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, D.C. Please call the SEC at 1-202-551-8090 for information on the hours and operation of the Public Reference Room. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

You may obtain a free copy of the SAI or the Fund’s annual/semi-annual report and make shareholder inquiries by contacting:

Telephone 1-877- 665-1287

Website www.highlandfunds.com

Standard Mail

Highland Funds

PO Box 8656

Boston, Massachusetts 02266-8656

Overnight Mail

Highland Funds

30 Dan Road, Suite 8656

Canton, MA 02021-2809

The Trust’s Investment Company Act

Registration Number: 811-07142